Exhibit 10.14(a)

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COMPOUND LIBRARY AND OPTION AGREEMENT

This Compound Library and Option Agreement (the “Agreement”), dated as of February 2nd, 2016 (the “Signing Date”), is made by and between Ascentage Pharma Group Corp. Ltd., a Hong Kong corporation (“Ascentage”), with a business address at 11/F, AXA CENTRE, Gloucester Road, Wanchai, Hong Kong, and Unity Biotechnology, Inc., a Delaware corporation (“Unity”), with a business address at 1700 Owens Street, Suite 535, San Francisco, California 95158. Ascentage and Unity are sometimes referred to herein as individually as a party and collectively as the parties.

BACKGROUND

A. Ascentage is in the business of developing and commercializing therapeutic agents for the treatment of cancer and related conditions;

B. Unity is in the business of developing and commercializing therapeutic agents intended to delay aging and treat age-related conditions;

C. Unity and Ascentage have entered into that certain license agreement (the “APG-1252 License Agreement”) of even date herewith pursuant to which Unity obtained a license to commercialize that certain BCL-2/BCL-xL inhibitor known as “APG-1252” for treatment of age-related conditions.

D. Ascentage possesses a collection of additional BCL-2/BCL-xL inhibitor compounds, some of which may be useful in the treatment of age-related conditions;

E. Unity and Ascentage have entered into a research agreement of even date herewith pursuant to which Unity will fund research by Ascentage intended to discover additional BCL-2/BCL-xL inhibitor compounds;

F. Unity desires to obtain the right to screen Ascentage’s collection of BCL-2/BCL-xL inhibitor compounds as well as any additional BCL-2/BCL-xL inhibitor compounds discovered by Ascentage during the term of this Agreement (including any such compounds discovered pursuant to the aforementioned research agreement) to identify compounds with potential utility in the treatment of age-related conditions other than Oncology Indications (as defined below);

G. Ascentage is willing to permit Unity to conduct the above described screening on the terms and conditions set forth in this Agreement.

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NOW, THEREFORE, for and in consideration of the covenants, conditions and undertakings hereinafter set forth, it is agreed by and between the parties as follows:

ARTICLE 1

DEFINITIONS

As used herein, the following terms will have the meanings set forth below:

1.1 “Active Compound” means an Ascentage Active Compound or a Unity Active Compound, as applicable.

1.2 “Affiliate” means with respect to a particular party, another person that controls, is controlled by or is under common control with such party. For the purposes of the definition in this Section 1.2, the word “control” (including, with correlative meaning, the terms “controlled by” or “under the common control with”) means the actual power, either directly or indirectly through one or more intermediaries, to direct or cause the direction of the management and policies of such entity, whether by the ownership of at least fifty percent (50%) of the voting stock of such entity, or by contract or otherwise.

1.3 “Ascentage Active Compound” means any Compound designated by Ascentage as an Active Compound in accordance with the Section 2.6.

1.4 “Ascentage Future Compounds” means any BCL-2/BCL-xL inhibitor compounds generated by or on behalf of Ascentage during the Term, but specifically excluding Unity Future Compounds.

1.5 “Ascentage Intellectual Property” means all Patents and Technology owned or Controlled by Ascentage or its Affiliates during the Term.

1.6 “Carved Out Indication” means any indication that is not an Oncology Indication and that [***] a compound that acts through the BCL-2 pathway to the [***] (e.g., [***]).

1.7 “Collaboration Period” means the period of time commencing on the Effective Date and continuing until expiration or earlier termination of the Research Agreement.

1.8 “Compounds” means (a) the Existing Compounds, (b) the Future Ascentage Compounds, and (iii) the Unity Compounds, and “Compound” means a single compound from any of the foregoing categories of compounds.

1.9 “Compound Information” means with respect to a given Compound, a brief summary of all material data readily available and known to Ascentage that relate to the biological activity of such Compound.

1.10 “Compound-Related Patents” means Patents within the Ascentage Intellectual Property that are directed to one or more Compounds.

1.11 “Compound Screening” has the meaning provided in Section 2.4.

1.12 “Control” and its correlative terms, “Controlled” or “Controls” shall mean, with respect to any Patent or item of Technology, that a Party or one of its Affiliates owns or possesses rights to such Patent or item of Technology sufficient to grant the access, license or sublicense contemplated in this Agreement without violating the terms of any agreement or other arrangement with any Third Party.

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1.13 “Effective Date” shall mean the date on which the Second Amendment takes effect.

1.14 “[***]” means the [***] to be negotiated by the parties pursuant to Section 4.2.3(c)(iv).

1.15 “Exclusive Evaluation Period” shall mean with respect to a given compound, the period commencing on the date of delivery of the New Compound Report disclosing such compound (and in the case of a Unity Compound, the [***]) and ending on the last day of the [***] following the [***] in which the Exclusive Evaluation Period commenced.

1.16 “Existing Compounds” means the [***] BCL-2/BCL-xL inhibitor compounds collectively comprising Ascentage’s BCL-2/BCL-xL library as of the Effective Date, and includes the [***] BCL-2/BCL-xL inhibitor compounds previously provided to Unity by Ascentage for analysis under that certain Materials Transfer Agreement entered into by the parties on March 19, 2015 (“Prior Compounds”). Notwithstanding the foregoing, APG-1252 shall not be considered an Existing Compound for purposes of this Agreement.

1.17 “Grace Period” means a period of [***] ([***]) to [***] ([***]) [***] following the expiration or earlier termination of the Collaboration Period. The length of the Grace Period shall be determined based on the duration of the Collaboration Period in accordance with the following:

1.17.1 If the duration of the Collaboration Period is [***] but less than [***], the Grace Period shall be [***] ([***]) [***];

1.17.2 If the duration of the Collaboration Period is [***] but less than [***], the Grace Period shall be [***] ([***]) [***];

1.17.3 If the duration of the Collaboration Period is at least [***] but less than [***], the Grace Period shall be [***] ([***]) [***];

1.17.4 If the duration of the Collaboration Period is [***] or more, the Grace Period shall be [***] ([***]) [***].

1.18 “Greater China” means the People’s Republic of China, Hong Kong, Macau and Taiwan.

1.19 “IND” means (a) an Investigational New Drug Application as defined in the United States Federal Food, Drug and Cosmetic Act, as revised, or (b) the equivalent application in any other regulatory jurisdiction outside of the United States of America, the filing of which is necessary to commence or conduct clinical testing of a pharmaceutical product in humans in such jurisdiction.

1.20 “Jiangsu Ascentage” means Jiangsu Ascentage Pharma Development Ltd. (江苏亚盛医药开发有限公司).

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1.21 “JRC” or “Joint Research Committee” has the meaning set forth in Section 5.1.

1.22 “Library” means, at any point in time, the collection of Compounds then available for screening in accordance with the terms of this Agreement.

1.23 “Oncology Indications” means indications where [***].

1.24 “Patents” means the rights and interests in and to issued patents and pending patent applications in any country, including all provisional applications, substitutions, continuations, continuations-in-part, divisions, and renewals, all letters patent granted thereon, and all reissues, reexaminations and extensions thereof.

1.25 “Research Agreement” means that certain research agreement of even date herewith, a copy of which is attached as Exhibit 1.25.

1.26 “Senolytic Test” means the assay described in Exhibit 1.26, Part A hereto.

1.27 “Technology” means all inventions, discoveries, improvements, trade secrets and proprietary methods and materials, whether or not patentable, directly relating to one or more Compounds, in each case that is Controlled by Ascentage or its Affiliates during the term of this Agreement and is necessary or reasonably useful to Unity in exercising its rights or performing its obligations under this Agreement, including (a) methods of production or use of, Compounds and (b) data, formulations and techniques arising from the synthesis or characterization of Compounds.

1.28 “Third Party” means any person or entity other than Unity and Ascentage.

1.29 “UM License Agreement” means that certain license agreement entered into by Ascentage and the Regents of the University of Michigan (“UM”) effective as of December 1, 2010, as amended by all amendments to such license agreement existing as of the Effective Date.

1.30 “Unity Active Compounds” means any Compound designated by Unity as an Active Compound in accordance with the Section 2.5.

1.31 “Unity Compounds” means the chemical compounds discovered or synthesized by (a) Ascentage pursuant to the Research Agreement and/or (b) [***] pursuant to the UM Sponsored Research Agreement (as further defined in Section 2.3.1 below).

ARTICLE 2

COMPOUND SELECTION AND EVALUATION

2.1 Objectives. The parties shall each have a right to screen the Library to identify Compounds of potential interest as further described in this Article 2.

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2.2 Existing Compound Delivery.

2.2.1 Within [***] ([***]) business days following the Effective Date, Ascentage shall provide Unity with access to the Compound Information described in Section 1.9 for all Existing Compounds. In addition, together with such Compound Information Ascentage shall provide Unity with the chemical structure of all Existing Compounds, provided that Ascentage shall not be obligated to provide Unity with the structure of any Existing Compounds for which Patents have been not been filed until such time as Patents have been filed with respect to such Compounds. Ascentage agrees to provide Unity with periodic updates disclosing to Unity the structures of any Compounds for which Patents were recently filed.

2.2.2 Upon Unity’s request, Ascentage shall supply to Unity at least [***] ([***]) [***] of each of the Existing Compounds requested by Unity, with each such Compound to be supplied in a formulation as described in Exhibit 2.2. Ascentage shall use its commercially reasonable efforts to ensure delivery of such newly synthesized Compounds within [***] ([***]) business days following the date when Ascentage receives Unity’s written request. At the time of delivery of such Existing Compounds, Ascentage shall also provide Unity with any Compound Information for such Compounds not previously supplied to Unity pursuant to Section 2.2.1. Ascentage shall provide supplemental information regarding the Compounds as reasonably requested by Unity for use in Unity’s screening and evaluation of the Compounds [***]. Notwithstanding the foregoing, the parties acknowledge that Ascentage has previously provided Unity with the Prior Compounds and that Ascentage’s supply obligation under this Section 2.2.2 with respect to such Prior Compounds (other than with respect to Compound Information and chemical structures for such Prior Compounds not previously supplied to Unity) is deemed satisfied in full as of the Effective Date.

2.2.3 To the extent that Ascentage does not possess sufficient quantities of one or more Existing Compounds to provide Unity with at least [***] ([***]) [***] of the Existing Compound(s) requested by Unity under Section 2.2.2, Ascentage agrees to synthesize additional quantities of such Compound(s) for delivery to Unity and Unity shall reimburse Ascentage for such delivered Compound(s) at [***], which shall not exceed [***] Dollars ($[***]) per Compound without Unity’s prior written approval. Ascentage shall [***] delivery of such newly synthesized Compounds within [***] ([***]) business days following the date when Ascentage receives Unity’s written request. Notwithstanding the foregoing, in the event that Ascentage projects that [***] will exceed [***] Dollars ($[***]) and Unity does not agree to reimburse Ascentage for such additional projected costs, Ascentage shall not be obligated to supply Unity with the requested quantities of such Compound but shall at Unity’s request [***] provide Unity or its designee with access and licenses to such Ascentage Intellectual Property as may be reasonably required to enable Unity or its designee to synthesize such Compound on its own, provided that Unity agrees that the licenses granted to it under this Section 2.2.3 shall: (a) be limited to the production of the named Compound(s) only, and (b) be limited to production of quantities of such Compound(s) of [***] or less.

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2.3 Addition of Ascentage Future Compounds and Unity Compounds to the Library.

2.3.1 UM Sponsored Research Agreement. Unity agrees to provide a total of $[***] in funding over [***] years following the Effective Date to be used to fund the discovery of additional BCL-2/BCL-xL inhibitor compounds [***]. Promptly following the Effective Date, the parties shall agree upon and implement a strategy for providing such funding to UM through that certain research agreement entered into by Ascentage and UM effective as of September 24, 2013 (“UM SRA”), which strategy shall be based on the following principles: (a) the parties shall amend the UM SRA to (i) add a new Project Plan to accommodate such additional funding and (ii)ensure that the intellectual property generated by [***] in the performance of such new Project Plan is subject to the option described in Section 8.2 of the UM SRA, and (b) the parties shall agree upon and update the Research Agreement to include a process by which Ascentage shall exercise the option under Section 8.2 of the UM SRA with respect to inventions arising under the new Project Plan that Unity would like included within the Ascentage Intellectual Property for purposes of this Agreement and/or one or more Compound License Agreements.

2.3.2 Notification. Within [***] ([***]) business days after the end of each [***], Ascentage will supply to Unity a brief written report disclosing to Unity all Ascentage Future Compounds and Unity Compounds discovered by Ascentage [***] during the previous [***] (“New Compound Report”), such report to include the structure of each Compound disclosed therein and any additional information [***] available and known to Ascentage that [***] relates to such Compounds. Together with each such New Compound Report, Ascentage will supply to Unity at least [***] ([***]) [***] of each of the Unity Compounds disclosed in such report in a formulation as described in Exhibit 2.2 or as otherwise specified in the Research Agreement or UM Sponsored Research Agreement.

2.3.3 Addition to Library.

(a) Ascentage Future Compounds.

(i) During the Exclusive Evaluation Period, Ascentage shall have the exclusive right to assess the Ascentage Future Compounds disclosed in such report and to designate one or more of such Ascentage Future Compounds as Ascentage Active Compounds, with any such designations being made in accordance with the procedures described in Section 2.6 below.

(ii) Following the end of the Exclusive Evaluation Period, any Ascentage Future Compounds disclosed in the applicable New Compound Report shall thereafter be included within the Library and all such compounds that have not been designated as Ascentage Active Compounds shall thereafter be available for designation by either Party as an Active Compound in accordance with Sections 2.5 and 2.6 (as applicable). Upon addition of such Ascentage Future Compounds to the Library, Ascentage will promptly supply to Unity at least [***] ([***]) [***] of each such Ascentage Future Compound for screening and evaluation purposes.

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(b) Unity Compounds. During the Exclusive Evaluation Period following the Unity’s receipt of a given New Compound Report, Unity shall have the exclusive right to assess the Unity Compounds disclosed in such report and to designate one or more of such Unity Compounds as Unity Active Compounds, with any such designations being made in accordance with the procedures described in Section 2.5 below. Following the end of the Exclusive Evaluation Period, any Unity Compounds disclosed in the applicable New Compound Report shall thereafter be included within the Library and all such compounds that have not been designated as Unity Active Compounds shall thereafter be available for designation by either Party as an Active Compound in accordance with Sections 2.5 and 2.6 (as applicable).

2.4 Compound Screening and Analysis. During the Term, Unity shall have the right to screen and evaluate the Compounds in the Library to identify Compounds with senolytic activity and potential therapeutic utility for the prophylaxis and treatment of, and palliation of symptoms associated with, indications other than Oncology Indications (collectively, “Compound Screening”). Should Unity identify through such Compound Screening Compounds in the Library of interest to Unity for which Patents have not been filed, upon Unity’s request, Ascentage agrees to use commercially reasonable efforts to promptly file Patents with respect such Compounds and thereafter (or to allow Unity to do so at its expense in accordance with Section 7.2) shall disclose to Unity the chemical structure of such Compounds. For clarity, Unity expressly agrees that it shall use the Compounds and Compound Information transferred to Unity solely for the limited purposes of Compound Screening and the evaluation, development and optimization of Compounds in accordance with the terms of this Agreement and that the Compounds and Compound Information transferred to Unity shall not otherwise be used in conducting any screening or research aimed at identifying Compounds for use in the prophylaxis or treatment of Oncology Indications.

2.5 Designation of Active Compounds by Unity. Unity shall have the right to designate Compounds as Active Compounds, as set forth in this Section 2.5.

2.5.1 General.

(a) Existing Compounds. Commencing on the Effective Date and continuing for the duration of Term, Unity shall have the right to designate one or more Existing Compounds as Unity Active Compound, by providing Ascentage with written notice as described in Section 2.5.2(a) below and subject to the requirements of Section 2.5.2(b) below. Notwithstanding anything to the contrary in this Agreement, Unity acknowledges and agrees that the [***].

(b) Ascentage Future Compounds. Commencing on expiration of the Exclusive Evaluation Period for the applicable Ascentage Future Compound and continuing for the duration of Term, Unity may designate one or more Ascentage Future Compounds disclosed in such report as a Unity Active Compound by providing Ascentage with written notice as described in 2.5.2(a) below and subject to the requirements of Section 2.5.2(b) below.

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(c) Unity Compounds. Commencing on the date of Unity’s receipt of any given New Compound Report and continuing for the duration of Term, Unity shall have the right to designate one or more Unity Compounds as Unity Active Compound, by providing Ascentage with written notice as described in Section 2.5.2(a) below and subject to the requirements of Section 2.5.2(b) below.

2.5.2 Designation Process and Requirements.

(a) Notice. To designate an Existing Compound, an Ascentage Future Compound or a Unity Compound as a Unity Active Compound, Unity shall so notify Ascentage of such selection in writing and provide Ascentage a description of the applicable Compound, including to the extent the chemical structure of the applicable Compound has been provided to Unity by Ascentage, its chemical structure.

(b) Additional Requirements. Each such designation shall be effective upon receipt by Ascentage provided that:

(i) The Compound to be designated as a Unity Active Compound is not currently a validly designated Ascentage Active Compound; and

(ii) The designation of such Compound as a Unity Active Compound does not bring the total number of Unity Active Compounds to more than fifteen (15).

2.6 Designation of Active Compounds by Ascentage.

2.6.1 General.

(a) Existing Compounds. Without prejudice to and acknowledging the designation of Ascentage Active Compounds as set forth in Section 2.5.1(a), commencing on the [***] ([***]) [***] anniversary of the Effective Date and continuing for the duration of Term, Ascentage shall have the right to designate one or more Existing Compounds as Ascentage Active Compounds, by providing Unity with written notice as described in Section 2.6.2(a) below and subject to the requirements of Section 2.6.2(b) below.

(b) Ascentage Future Compounds. Commencing on the date of Unity’s receipt of any given New Compound Report and continuing for the duration of Term, Ascentage may designate one or more Ascentage Future Compounds disclosed in such report as an Ascentage Active Compound by providing Unity with written notice as described in 2.6.2(a) below and subject to the requirements of Section 2.6.2(b) below.

(c) Unity Compounds. Commencing on expiration of the Exclusive Evaluation Period for the applicable Unity Compound, Ascentage shall have the right to designate one or more Unity Compounds as Ascentage Active Compound, by providing Unity with written notice as described in Section 2.6.2(a) below and subject to the requirements of Section 2.6.2(b) below.

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2.6.2 Designation Process and Requirements.

(a) Notice. To designate an Existing Compound, an Ascentage Future Compound or a Unity Compound as an Ascentage Active Compound, Ascentage shall so notify Unity of such selection in writing and provide Unity a description of the applicable Compound, including its chemical structure and a copy of results of the biochemical assay to be described in Exhibit 2.6.

(b) Additional Requirements. Each such designation shall be effective upon receipt by Unity provided that:

(i) The Compound to be designated as an Ascentage Active Compound is not currently a validly designated Unity Active Compound; and

(ii) The designation of such Compound as an Ascentage Active Compound does not bring the total number of Ascentage Active Compounds to more than fifteen (15).

2.7 Maximum Number of Active Compounds; Release of Active Compounds.

2.7.1 Maximum Number of Active Compounds. The maximum number of Compounds that may be designated by a Party as Active Compounds at any one time is fifteen (15).

2.7.2 Release of Active Compounds. A Party may terminate its designation of any particular Active Compound at any time by so notifying the other Party in writing (specifying the Active Compound for which such designation is being terminated). From and after the date the other Party receives such notice of termination, the specified Compound shall cease to be an Active Compound for all purposes of this Agreement.

2.8 Technology Transfer. Within [***] ([***]) days of Unity’s designation of a Compound as a Unity Active Compound, Ascentage shall provide access to Unity all necessary and [***] Technology [***] available to Ascentage with respect to such Compound.

2.9 Rejection of Compounds; Resupply of Compounds.

2.9.1 Rejection of Compounds for Non-Conformance. Unity may reject the delivery of any Compounds delivered pursuant to Section 2.2, 2.3.2, or 2.3.3(a)(ii) that fails to materially conform to the requirements of Exhibit 2.2, by written notice to Ascentage within [***] ([***]) days of delivery of such Compounds, accompanied by documentation of the non-conformance and any original experimental data related thereto. In the event of any nonconformance under this paragraph, Ascentage shall have [***] ([***]) days to cure. Compounds that are not rejected by Unity within [***] ([***]) days after delivery shall be deemed accepted.

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2.9.2 Resupply of Compounds. Unity shall have the right to manufacture or have manufactured additional quantities of Compounds already delivered pursuant to Section 2.2, 2.3.2, or 2.3.3(a)(ii), provided that at its election, Unity may obtain additional quantities of such Compounds by written order to Ascentage specifying the Compounds desired (“Re-supply Compounds”) and provided further that Unity [***].

ARTICLE 3

DESIGNATION OF DEVELOPMENT CANDIDATES

3.1 General. In the event that either Party elects to advance a Compound into formal preclinical development, such Party shall first designate such Compound as a Development Candidate in accordance with the procedures set forth in this Article 3. For clarity, neither Party shall initiate GLP toxicity studies, nor carry out any subsequent preclinical or clinical development, with respect to any Compound, unless such Compound has been designated as a Development Candidate, and then only for so long as such Compound retains such designation (or in the case of Unity, only for so long as Unity retains its license to such Compound under a Compound License Agreement).

3.2 Requirements for Designation.

3.2.1 Eligibility. To be eligible for designation as a Development Candidate by a given Party, a Compound must be a validly designated Active Compound of such Party (all such eligible Compounds, hereinafter referred to as “Eligible Compounds”).

3.2.2 Timing Requirements. Commencing on the Effective Date and continuing for the duration of Term, each Party shall have the right to designate one or more Eligible Compounds as Development Candidates, by providing the other Party with written notice as described in Section 3.3.1 below and subject to the other requirements of this Section 3.2.

3.2.3 Maximum Number of Development Candidates.

(a) Unity. The maximum number of Existing Compounds and Ascentage Future Compounds that may be designated as Unity Development Candidates at any one time is [***] ([***]), provided that Unity shall be entitled to designate an additional [***] ([***]) Existing Compounds and/or Ascentage Future Compounds as “Back-up Compounds” as described in Section 3.5 below. For clarity there shall be no limit on the number of Unity Compounds that Unity may designate as Unity Development Candidates.

(b) Ascentage. The maximum number of Unity Compounds that may be designated as Ascentage Development Candidates at any one time is [***] ([***]). For clarity there shall be no limit on the number of Existing Compounds and Ascentage Future Compounds that Ascentage may designate as Ascentage Development Candidates.

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3.3 Designation of Development Candidates.

3.3.1 Notice. To designate an Eligible Compound as a Development Candidate, the Party making such designation shall notify the other Party of such designation in writing and provide the other Party a clear description of the applicable Eligible Compound, including its chemical structure.

3.3.2 Mechanics of Designation.

(a) Unity. As soon as practicable (and within [***] ([***]) days) after Unity’s designation of each Development Candidate in accordance with this Article 3), Unity and Ascentage shall complete and execute the form of Compound License Agreement set forth in Exhibit 3.3.2(a). To complete the form of Compound License Agreement, the Parties shall: (i) fill in the effective date of the Compound License Agreement with the date of the notice provided under Section 3.3.1 above; and (ii) specify the Eligible Compound being designated as Development Candidate. It is understood that once a notice of designation has been submitted in accordance with Section 3.3.1 above, then provided that such designation is otherwise compliant with the requirements of this Article 3, Ascentage shall be obligated to enter into a Compound License Agreement with respect to the applicable Eligible Compound. For clarity, the intent of the Parties is that each Development Candidate shall be the subject of a separate Compound License Agreement and that each Compound License Agreement shall apply to only a single Development Candidate.

(b) Ascentage. Notices of designation submitted by Ascentage in accordance with Section 3.3.1 above shall be effective upon receipt by Unity, provided that such designation is otherwise compliant with the requirements of this Article 3.

3.3.3 Termination of Development Candidate Status. A Party may terminate its designation of any particular Development Candidate at any time by so notifying the other Party in writing (specifying the Development Candidate for which such designation is being terminated), such notice in the case of a termination by Unity to take the form of a notice of termination under the Compound License Agreement for such Development Candidate. From and after the date the other Party receives such notice of termination, the specified Compound shall cease to be an Development Candidate for all purposes of this Agreement and shall be returned to the Library where it shall be available for selection as an Active Compound pursuant to Sections 2.5 and 2.6 (as applicable), provided that such terminated Development Candidate shall not be available for re-selection by the terminating Party as either an Active Compound or a Development Candidate for a period of [***] ([***]) [***] following the date notice of termination was provided to the non-terminating Party pursuant to this Section 3.3.3.

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3.4 Diligence Requirements.

3.4.1 Unity. With respect to each Compound designated as a Development Candidate, Unity shall meet the diligence requirements set forth in the Compound License Agreement for such Development Candidate. In the event that Unity fails to meet such diligence requirements and fails to cure such default in accordance with the terms of such Compound License Agreement, Unity’s right to continue to develop such Development Candidate will terminate, all as further described in such Compound License Agreement.

3.4.2 Ascentage. With respect to each Compound designated as a Development Compound, Ascentage shall meet the diligence requirements set forth in Exhibit 3.4.2. In the event that Ascentage fails to meet such diligence requirements and fails to cure such default accordance with Section 12.2, Ascentage’s right to continue to develop such Development Candidate will terminate, Ascentage shall [***] discontinue ([***]) all development activities with respect to such Development Candidate.

3.5 Back-up Compounds.

3.5.1 Designation. At the time Unity designates a Development Candidate, Unity shall have the right to designate [***] Active Compound to be used to replace such Development Candidate in the event Unity elects to abandon development of such Development Candidate (each, a “Back-up Compound”), all as further specified in the applicable Compound License Agreements.

3.5.2 Exclusivity. Ascentage shall be free to conduct research with respect to the Back-up Compounds, provided that Ascentage hereby covenants that it shall not [***], nor shall it authorize any Third Party (including its Affiliates) to [***] with respect to any Back-up Compound until such time as such Back-up Compound is released in accordance with Section 3.5.3. For clarity, once a Back-up Compound has been released, such Compound shall be available for development and commercialization by Ascentage in accordance with the applicable terms of this Agreement.

3.5.3 Release of Back-up Compounds. A Back-up Compound shall be deemed to be released upon the first to occur of either of the following events: (a) the termination of the Compound License Agreement for the Development Compound with which such Back-up Compound is associated, or (b) the [***] anniversary of the [***] of the Development Compound with which such Back-up Compound is associated. For clarity, it is acknowledged that a condition of Unity’s maintaining its license with respect to any given Development Compound is that Unity meet the diligence requirements set forth in the Compound License Agreement for such Development Candidate. It is further acknowledged that in the event that Unity fails to meet such diligence requirements and fails to cure such

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default in accordance with the terms of such Compound License Agreement, Unity’s right to continue to develop such Development Candidate will terminate, and any Back-up Compound associated with such Development Compound shall be released, all as further described in such Compound License Agreement.

ARTICLE 4

EXCLUSIVITY/RESTRICTIONS ON COMPOUND DEVELOPMENT

4.1 Unity.

4.1.1 No [***] of Ascentage Development Candidates. Unity hereby covenants that it shall not conduct, nor shall it authorize any Third Party (including its Affiliates) to conduct, any [***] with respect to any Compound that Ascentage has designated as a Development Candidate in accordance with the terms of Article 3 for so long as that Compound remains designated as an Ascentage Development Candidate (and in the case that [***]).

4.1.2 No Initiation of GLP Toxicology Studies without designation as a Development Candidate. Unity hereby covenants that it shall not initiate, nor shall it authorize any Third Party (including its Affiliates) to initiate, GLP toxicology studies (or any subsequent studies) with respect to any Compound which it has not designated as a Development Candidate in accordance with Article 3.

4.1.3 No Development for Oncology Indications. Unity hereby covenants that it shall not research or develop, nor shall it authorize any Third Party (including its Affiliates) to research or develop, any Compound for the diagnosis, prophylaxis, treatment or palliation of any Oncology Indications.

4.2 Ascentage.

4.2.1 No Initiation of GLP Toxicology Studies without designation as a Development Candidate. Ascentage hereby covenants that it shall not initiate, nor shall it authorize any Third Party (including its Affiliates) to initiate, GLP toxicology studies (or any subsequent studies) with respect to any Compound which it has not designated as a Development Candidate in accordance with Article 3.

4.2.2 Unity Compounds. Ascentage hereby covenants that it shall not research or develop, nor shall it authorize any Third Party (including its Affiliates) to research or develop, any Unity Compound for the diagnosis, prophylaxis, treatment or palliation of any indications that are not Oncology Indications. The foregoing restriction will survive the termination or expiration of this Agreement for any reason.

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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4.2.3 Existing Compounds and Future Ascentage Compounds.

(a) Restrictions on Development for Indications Being Developed by Unity. Ascentage hereby covenants that it shall not develop or commercialize, nor shall it authorize any Third Party (including its Affiliates) to develop or commercialize, any Existing Compound or Future Ascentage Compound for the diagnosis, prophylaxis, treatment or palliation of any indication which:

(i) [***]: (A) [***], or (B) [***] with respect to an [***] in compliance with [***]. The foregoing restriction will survive on an indication-by-indication basis for so long as [***] or [***]. [***] agrees to [***] all indications which [***]. Additionally, [***] agrees to [***].

(ii) is one of up to [***] ([***]) indications [***] as being an indication with respect to which [***] within [***] ([***]) [***] of [***] (each, an “[***]”). Upon [***], [***] will [***]. The exclusivity granted to Unity with respect to such [***] will [***], such that (A) following the [***], if an [***] with respect to [***], then [***], (B) following the [***], if an [***] with respect to [***], then [***], and [***] until the [***], at which point this Section 4.2.3(a)(ii) shall be of no further force and effect.

(iii) As used herein, an “[***]” with respect to a given indication, means that either: (A) [***], or (B) either [***] or [***].

(iv) For clarity, it is understood that (A) Unity’s rights to develop Compounds are limited to the development of Compounds for indications other than Oncology Indications, and (B) this Section 4.2.3(a) shall in no way restrict Ascentage’s right to develop and commercialize Existing Compounds or Future Ascentage Compounds for Oncology Indications.

(b) General Restrictions on Development outside of Oncology Indications. Within the Grace Period, Ascentage hereby covenants that it shall not research or develop any Existing Compounds or Future Ascentage Compounds for the diagnosis, prophylaxis, treatment or palliation of any indication that is not an Oncology Indication unless such Existing Compound or Future Ascentage Compound [***].

(c) Restrictions on Development of Carved Out Indications. Without limiting Section 4.2.3(a) and (b) above, Ascentage further covenants that it will not develop nor shall it authorize any Third Party (including its Affiliates) to develop, any Compound for a Carved Out Indication except as permitted under this Section 4.2.3(c).

(i) No more than [***] in any rolling [***] ([***]) [***] period, Ascentage may request permission to develop [***] (“Subject Compound”) for prophylaxis or treatment of one or more Carved Out Indications (“Subject Indications”). Such request shall be submitted in writing and shall include a description of the Compound (including its structure), a [***] below, and a description of the Carved Out Indication(s) proposes to pursue.

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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(ii) Unity shall not withhold its consent with respect to such validly submitted request, so long as:

(A) [***];

(B) [***];

(C) [***].

(iii) Upon approval by Unity of such request (which approval shall be provided in writing), Ascentage shall be free to pursue the development of the Subject Compound for the Subject Indication(s) provided that:

(A) The [***] may be developed shall be limited to [***];

(B) Unity shall have a right of first refusal with respect to development and commercialization of such Subject Compound as further described in Article 8 below.

(iv) The Parties will negotiate and agree upon [***] for use under Section 4.2.3(c)(ii)(B) within [***] immediately after the Effective Date of this Agreement (“[***]”). Ascentage will appoint [***] and Unity will appoint [***] to negotiate such agreements on their respective behalf. Once agreed upon, the [***] shall be appended hereto as [***].

ARTICLE 5

MANAGEMENT

5.1 Joint Research Committee. Ascentage and Unity will establish a committee (the “Joint Research Committee” or “JRC”) to coordinate the parties activities under this Agreement. The responsibilities of the Joint Research Committee shall consist of:

5.1.1 Facilitating the exchange of materials and information between the parties;

5.1.2 Monitoring and reporting of the discovery of Ascentage Future Compounds and Unity Compounds;

5.1.3 Reviewing and discussing issues that may arise involving the designation or release of Active Compounds;

5.1.4 Initial, informal mediation of any other dispute that arises under this Agreement; and

5.1.5 Such other responsibilities as both parties may mutually agree to delegate to the JRC.

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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5.2 Membership. The JRC shall include two (2) representatives of each of Ascentage and Unity, with each party’s members selected by that party. Ascentage and Unity may each replace its JRC representatives at any time, upon written notice to the other party.

5.3 Meetings. The JRC shall meet at least [***], or more frequently as agreed by the parties, at such locations as the parties agree, and will otherwise communicate regularly. With the consent of the parties, other representatives of Ascentage or Unity may attend JRC meetings as nonvoting observers. Each party shall be responsible for all of its own expenses associated with attendance of such meetings.

5.4 Decision Making. With respect to decisions taken on matters placed by either party before the JRC, each party shall have one vote. Decisions of the JRC shall be made by unanimous approval of the parties. If the members of the JRC cannot reach an agreement after commercially reasonable efforts to do so, then either party’s representative to the JRC may refer such dispute to the [***] of each party, who shall meet in person or by telephone within [***] ([***]) days after such referral to attempt in good faith to resolve such dispute.

ARTICLE 6

PAYMENTS

6.1 Upfront Fee. As partial consideration for the rights and licenses granted to Unity under this Agreement, Unity shall issue to Ascentage, subject to Ascentage’s execution and delivery to Unity of a Stock Issuance Agreement in substantially the form attached hereto as Exhibit 6.1 – part A (such form of agreement, the “Stock Agreement”), Three Hundred Ninety Three Thousand Three Hundred Thirty Five (393,335) shares of Unity common stock; such shares to be issued to Ascentage within [***] ([***]) days of the Effective Date. A capitalization table for Unity true and complete as of the Effective Date, is attached hereto as Exhibit 6.1 – part B.

6.2 First Locally-Dosed Licensed Compounds. Upon Unity’s designation of each of the first two (2) locally-dosed Development Candidates, Unity shall issue to Ascentage Three Hundred Ninety Three Thousand Three Hundred Thirty Five (393,335) shares of Unity common stock, for each locally dosed Development Candidate; such shares to be issued to Ascentage pursuant to the Stock Agreement within [***] ([***]) days of date a Compound License Agreement is executed with respect to such Development Candidate.

6.3 Equity Cap. Notwithstanding anything in the contrary in this Agreement, any Compound License Agreement or the APG-1252 License Agreement, the maximum cumulative aggregate number of shares of Unity common stock that Ascentage is eligible to receive under Sections 6.1 and 6.2 of this Agreement, Section 5.1 of all Compound License Agreements and Section 5.1 of the APG-1252 License Agreement is:

(a) [***] ([***]) shares of Unity common stock if only one Licensed Product is developed; and

(b) Three Million Nine Hundred Thirty Three Thousand Three Hundred and Fifty (3,933,350) shares of Unity common stock if two or more Licensed Products is developed.

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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6.4 Purchase of Ascentage Shares.

6.4.1 Disclosure of Series B Documentation. Promptly following the Effective Date, Ascentage shall provide to Unity true and correct copies of all of the relevant documents related to Jiangsu Ascentage’s most recent financing, including without limitation, the investment agreement, any stockholders agreement, and the charter documents (collectively the “Series B Documentation”)

6.4.2 First Tranche of Preferred Stock. Within [***] ([***]) days of the later of the Effective Date and Unity’s receipt of the Series B Documentation, Unity shall purchase $[***] of Jiangsu Ascentage’s equity, at the same price and on the same terms as those applicable to the investors that participated in Jiangsu Ascentage’s most recent financing.

6.4.3 Second Tranche of Preferred Stock. Within [***] ([***]) days of the later of the Effective Date and Unity’s receipt of the Series B Documentation, Unity shall purchase an additional $[***] of Ascentage’s preferred stock at a valuation equal to the greater of (a) $[***] on terms that are otherwise pari passu to the terms of the most recent financing, and (b) the most recent preferred stock valuation if Jiangsu Ascentage consummates a stock financing after the Effective Date, in which case Unity shall purchase such shares at the same price and on the same terms as those applicable to the investors that participated in such financing.

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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6.5 Board Observer. After the purchase $[***] of Jiangsu Ascentage’s equity by Unity, Ascentage shall invite a representative of [***], initially [***], to attend in all meetings of its board of directors (including committees thereof) in a non-voting observer capacity and, in this respect, shall give such representative copies of all notices, minutes, consents, and other materials that it provides to its directors; provided, however, that Ascentage reserves the right to withhold any information and to exclude such representative from any meeting or portion thereof if (a) access to such information or attendance at such meeting could adversely affect the attorney-client privilege between Ascentage and its counsel; or (b) access to such information or attendance at such meeting could result in disclosure of trade secrets to Unity.

6.6 Unity’s Covenants. Unity hereby agrees that any shares of common stock issued to Ascentage will not be diluted unless diluted in good faith by Unity on a proportionate basis to other shares of common stock of Unity outstanding at the time of any such dilution, and subject to the anti-dilution protections as set forth in Unity’s certificate of incorporation, as may be amended from time to time in good faith; provided further, that Unity shall not take actions that specifically treat Ascentage differently from other holders of common stock, or issue any capital stock in a manner which is intended to circumvent this covenant. The shares of common stock issued to Ascentage shall be duly adjusted for any bonus issue, share split, consolidation, subdivision, reclassification, recapitalization or similar arrangement of Unity, in each case in accordance with, and as expressly contemplated by, Unity’s certificate of incorporation, as may be amended from time to time in good faith.

ARTICLE 7

INTELLECTUAL PROPERTY

7.1 License Grants to Unity.

7.1.1 License to Conduct Compound Screening. Subject to the terms and conditions of this Agreement, Ascentage hereby grants to Unity an non-exclusive license under the Ascentage Intellectual Property solely to carry out Compound Screening of the Compounds in the Library;

7.1.2 License to Develop Unity Active Compounds. Subject to the terms and conditions of this Agreement, Ascentage hereby grants to Unity a license co-exclusive with Ascentage under the Ascentage Intellectual Property to develop Active Compounds for the prophylaxis and treatment of, and palliation of symptoms associated with, indications that are not Oncology Indications..

7.1.3 License to Manufacture Compounds. Subject to the terms and conditions of this Agreement, Ascentage hereby grants to Unity an non-exclusive license under the Ascentage Intellectual Property to manufacture or have manufactured additional quantities of Compounds previously delivered pursuant to Section 2.2, 2.3.2, or 2.3.3(a)(ii) solely for use in accordance with Sections 7.1.1 and 7.1.2. above.

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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7.2 Prosecution of Compound-Related Patents. Subject to Unity’s rights under any Compound License Agreements then in effect, Ascentage shall have the first right, but shall not be obligated under this Agreement, to prosecute and maintain Compound-Related Patents as it deems commercially reasonable and necessary. Ascentage shall bear all patent costs that it incurs in relation to the filing, prosecution and maintenance of the Compound-Related Patents under this Agreement. Unity shall have the right, at its own cost and expense, to reasonably assist Ascentage in connection with the filing, prosecution and maintenance of any Compound-Related Patent covering any Compound [***]. If Ascentage, prior or subsequent to filing any Compound-Related Patent anywhere in the world, elects not to file, prosecute or maintain such Patent or claims encompassed by such Patent in any country of the world, as the case may be, Ascentage shall give Unity notice thereof within [***] prior to allowing such Patent or such claims encompassed by such Patent to lapse or become abandoned or unenforceable, and Unity shall thereafter have the right, at its sole expense and [***], to prepare, file, prosecute and maintain such Patent or claims encompassed by such Patent in such country.

7.3 Interferences, Oppositions, Enforcement. As between the parties and subject to Unity’s rights under any Compound License Agreements then in effect, Ascentage shall have the sole right (but not the obligation), at its expense, to conduct any interferences, oppositions, or reexaminations with respect to any Patents within the Ascentage Intellectual Property (including without limitation, the Compound-Related Patents), to request any reissues or patent term extensions thereof, and to initiate and prosecute enforcement actions against Third Parties infringing such Patents.

7.4 No Other Rights. No rights other than those expressly set forth in this Agreement are granted to either party hereunder, and no additional rights shall be deemed granted to either party by implication, estoppel or otherwise.

ARTICLE 8

RIGHT OF NOTICE AND OFFER FOR ASCENTAGE PRODUCTS FOR CARVED OUT

INDICATIONS

8.1 Ascentage Notice. In the event that Ascentage wishes to pursue development and commercialization of Subject Compound for use in treating one or more Subject Indications, Ascentage shall deliver written notice to Unity of Ascentage’s interest in pursuing the development of such Subject Compound together with a description of the Subject Indications it is proposing to pursue in reasonable detail to permit Unity to evaluate its interest in such opportunity.

8.2 Unity Notice. Within [***] ([***]) calendar days of Unity’s receipt of such notice and description of the Subject Compound and Subject Indication(s), Unity will provide Ascentage with written notice either that (i) Unity is not interested in developing such Subject Compound for one or more of the Subject Indications, or (ii) Unity is interested in developing such Subject Compound for one or more of the Subject Indications. If Unity fails to deliver any notice within such [***] ([***])-day period, Unity will be deemed to have provided notice that it is not interested in developing such Subject Compound for one or more of the Subject Indications, in which case Ascentage will be free to develop and commercialize such Subject Compound for such Subject Indication(s) provided that such Subject Compound and Subject Indications are otherwise compliant with the requirements of Section 4.2.3.

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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8.3 Entry into New Compound License Agreement. If Unity provides Ascentage with timely notice under Section 8.2 above that it is interested in developing such Subject Compound for one or more of the Subject Indications, Unity and Ascentage shall promptly complete and execute the form of Compound License Agreement set forth in Exhibit 3.3.2(a). It is understood that Unity’s continuing rights to such Subject Compound shall be dependent upon Unity achieving the applicable diligence milestones set forth therein, all as further specified in such Compound License Agreement.

8.4 Negotiation of Form JV Agreement. The Parties agree that they will negotiate and agree to form agreements relating to joint venture to be established for the purpose of commercializing the Licensed Products in the Greater China within [***] immediately after the Effective Date of this Agreement. Ascentage will appoint [***] and Unity will appoint [***] to negotiate such agreements on their respective behalf. Neither Party may develop, manufacture, distribute, sell or otherwise commercialize the Licensed Products in the Greater China other than through the joint venture formed pursuant to this Agreement and the Compound License Agreement.

ARTICLE 9

CONFIDENTIALITY

9.1 Confidential Information. Except as otherwise expressly provided herein, the parties agree that the receiving party shall not, except as expressly provided in this Article 9, disclose to any Third Party or use for any purpose any proprietary information which is disclosed to it (whether orally or in writing) and identified as confidential (“Confidential Information”), except to the extent that it can be established by the receiving party by competent proof that such information:

(a) Was already known to the receiving party, other than under an obligation of confidentiality, at the time of disclosure;

(b) Was generally available to the public or otherwise part of the public domain at the time of its disclosure to the receiving party;

(c) Became generally available to the public or otherwise part of the public domain after its disclosure and other than through any act or omission of the receiving party in breach of this Agreement;

(d) Was independently developed by the receiving party without reference to information provided by the disclosing party as demonstrated by documented evidence prepared contemporaneously with such independent development; or

(e) Was disclosed to the receiving party, other than under an obligation of confidentiality, by a Third Party who had no obligation to the disclosing party not to disclose such information to others.

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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9.2 Permitted Use and Disclosures. Each party hereto may use or disclose Confidential Information disclosed to it by the other party to the extent such use or disclosure (a) is reasonably necessary in the exercise of the rights granted to it hereunder or in carrying out its obligations hereunder, or (b) in prosecuting or defending litigation and complying with applicable governmental laws, regulations or court order, provided that if a party is required by law to make any such disclosure, other than pursuant to a confidentiality agreement, it will give reasonable advance notice to the other party of such disclosure and, save to the extent inappropriate in the case of patent applications or the like, will use its reasonable efforts to secure confidential treatment of such information in consultation with the other party prior to its disclosure (whether through protective orders or otherwise) and disclose only the minimum necessary to comply with such requirements.

9.3 Nondisclosure of Terms. Each of the parties hereto agrees not to disclose the terms of this Agreement to any Third Party without the prior written consent of the other party hereto, which consent shall not be unreasonably withheld, except to such party’s attorneys, advisors, investors and others on a need to know basis under circumstances that reasonably ensure the confidentiality thereof, or to the extent required by law.

9.4 Public Announcement. Unity may, in its discretion, issue a press release announcing the formation of this Agreement, which shall be substantially in a form approved by Ascentage prior to execution of the Agreement. Except with respect to such initial release, neither party shall issue an additional press release or public announcement relating to this Agreement without the prior written approval of the other party, which shall not be withheld unreasonably. Either party may refer to the research collaboration under this Agreement in promotional and other communications with prospective customers and investors, provided that such disclosure shall not include any technical details or any financial terms of the collaboration.

ARTICLE 10

REPRESENTATIONS AND WARRANTIES

10.1 Warranty. Each party represents and warrants on its own behalf and on behalf of its Affiliates that: (a) it has the legal power and authority to enter into this Agreement and to perform all of its obligations hereunder; (b) this Agreement is a legal and valid obligation binding upon it and enforceable in accordance with its terms; and (c) it has not previously granted, and during the term of this Agreement will not make any commitment or grant, any rights which are in conflict in any material way with the rights and licenses granted herein.

10.2 Additional Ascentage Warranties. Ascentage represents and warrants on its own behalf and on behalf of its Affiliates that as of the Effective Date:

10.2.1 there are no actual or pending actions, suits or claims, by any third party (a) challenging the ownership of the Existing Compounds; (b) challenging the validity, effectiveness, enforceability, or ownership of Ascentage Intellectual Property.

10.2.2 The Patents within the Ascentage Intellectual Property are subsisting, in force or pending, as the case may be, and are not the subject of any interference, reissue, reexamination, opposition, cancellation or similar administrative proceedings.

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10.2.3 Ascentage has not brought a claim alleging an infringement by a Third Party of any of the Patents within the Ascentage Intellectual Property and to Ascentage’s actual knowledge, there is no actual or alleged infringement by a Third Party of any of the Patents within the Ascentage Intellectual Property.

10.2.4 there are no Patents: (a) filed by Ascentage and subsequently assigned to Third Party, or (b) with respect to which Ascentage or its Affiliates have acquired rights from a Third Party (i.e., through in-licenses, cross-licenses or otherwise), in each case that (i) would be required for Unity to research, develop, manufacture, use or commercialize the Existing Compounds and (ii) are not included within the Ascentage Intellectual Property.

10.2.5 there are no actual or pending actions, suits or claims, by any Third Party asserting that the manufacture, use, sale, offer for sale or importing of a Compound infringes the intellectual property of a Third Party and to Ascentage’s knowledge, the development and commercialization of the Compounds would not infringe (a) any issued Patents of any Third Party (other than Patents in-licensed from UM), or (b) any published Patent claim of any Third Party (other than claims of Patents in-licensed from UM) if such claim were to issue as published.

10.2.6 Ascentage has disclosed to Unity all material agreements with Third Parties in effect as of the Effective Date pursuant to which Ascentage Intellectual Property relating to BCL-2/BCL-xL inhibitors was licensed, acquired or sold.

10.2.7 The copy of UM License Agreement (including the first amendment to such license agreement) disclosed to Unity by Ascentage is a true, accurate, and complete copy of the UM License Agreement.

10.3 Certain Rights and Obligations under the UM License Agreement.

10.3.1 Ascentage shall not modify, amend or otherwise alter the UM License Agreement to the extent the same would materially and adversely affect Unity’s rights under this Agreement.

10.3.2 Ascentage shall not (a) exercise or fail to exercise any right under the UM License Agreement or (b) provide or fail to provide any consent or approval with respect to any right or obligation under the UM License Agreement, in each case to the extent the same would materially and adversely affect Unity’s rights under this Agreement.

10.3.3 Ascentage shall not unilaterally terminate the UM License Agreement.

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10.4 Disclaimer. ASCENTAGE AND UNITY SPECIFICALLY DISCLAIM ANY GUARANTEE THAT THE RESEARCH UNDERTAKEN HEREUNDER WILL BE SUCCESSFUL, IN WHOLE OR IN PART. THE FAILURE OF THE PARTIES TO SUCCESSFULLY DEVELOP ACTIVE COMPOUNDS OR PRODUCTS WILL NOT CONSTITUTE A BREACH OF ANY REPRESENTATION OR WARRANTY OR OTHER OBLIGATION UNDER THIS AGREEMENT. EXCEPT AS OTHERWISE EXPRESSLY SET FORTH IN THIS AGREEMENT, UNITY AND ASCENTAGE MAKE NO REPRESENTATIONS AND EXTEND NO WARRANTIES OR CONDITIONS OF ANY KIND, EITHER EXPRESS OR IMPLIED, WITH RESPECT TO THE ASCENTAGE INTELLECTUAL PROPERTY, COMPOUNDS, OR INFORMATION DISCLOSED HEREUNDER, INCLUDING, BUT NOT LIMITED TO, WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, VALIDITY OF ANY TECHNOLOGY, PATENTED OR UNPATENTED, OR NONINFRINGEMENT OF THE INTELLECTUAL PROPERTY RIGHTS OF THIRD PARTIES.

ARTICLE 11

INDEMNIFICATION

11.1 Ascentage. Ascentage agrees to indemnify and defend Unity and their respective directors, officers, employees, agents and their respective successors, heirs and assigns (the “Unity Indemnitees”) against any losses, costs, claims, damages, liabilities or expense (including reasonable attorneys’ and professional fees and other expenses of litigation) (collectively, “Liabilities”) arising, directly or indirectly out of or in connection with Third Party claims, suits, actions, demands or judgments, to the extent (i) relating to any products based on the Compounds developed, manufactured, used, sold or otherwise distributed by or on behalf of Ascentage, its Affiliates, licensees or other designees including, without limitation, product liability and patent infringement claims, or (ii) resulting from a breach by Ascentage of its representations and warranties under this Agreement, except, in each case, to the extent such Liabilities result from the gross negligence or intentional misconduct of Unity.

11.2 Unity. Unity agrees to indemnify and defend Ascentage and their respective directors, officers, employees, agents and their respective heirs and assigns (the “Ascentage Indemnitees”) against any Liabilities arising, directly or indirectly out of or in connection with Third Party claims, suits, actions, demands or judgments, to the extent resulting from a breach by Unity of its representations and warranties under this Agreement, except, in each case, to the extent such Liabilities result from the gross negligence or intentional misconduct of Ascentage.

11.3 Procedure. In the event that any Indemnitee intends to claim indemnification under this Article 11 it shall promptly notify the other party in writing of such alleged Liability. The indemnifying party shall have the right to control the defense thereof with counsel of its choice as long as such counsel is reasonably acceptable to Indemnitee; provided, however, that any Indemnitee shall have the right to retain its own counsel at its own expense, for any reason, including if representation of any Indemnitee by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnitee and any other party reasonably represented by such counsel in such proceeding. The affected Indemnitee shall cooperate with the indemnifying party and its legal representatives in the investigation of any action, claim or liability covered by this Article 11. The Indemnitee shall not compromise or settle any claim or suit, or voluntarily incur any expense with respect to any such claim or suit, in each case, without the prior written consent of the indemnifying party, which such party shall not be required to give.

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ARTICLE 12

TERM AND TERMINATION

12.1 Term. This Agreement shall commence on the Effective Date and shall continue in full force and effect until the expiration of the applicable Grace Period (“Term”), unless terminated earlier as provided in this ARTICLE 12.

12.2 Termination for Breach. In the event of a material breach of this Agreement, the nonbreaching party shall be entitled to terminate this Agreement by written notice to the breaching party, if such breach is not cured within sixty (60) days after written notice is given by the nonbreaching party to the breaching party specifying the breach.

12.3 Effects of Termination.

12.3.1 Accrued Rights and Obligations. Termination of this Agreement for any reason shall not release either party hereto from any liability which, at the time of such termination, has already accrued to the other party or which is attributable to a period prior to such termination nor preclude either party from pursuing any rights and remedies it may have hereunder or at law or in equity with respect to any breach of this Agreement.

12.3.2 Return of Compound. Upon expiration or termination of this Agreement for any reason, Unity shall return to Ascentage all unused quantities of the Compounds, or destroy such quantities at the written request of Ascentage.

12.3.3 Survival. Articles 1 (Definitions), 8 (Right of Notice and Offer for Ascentage Products for Carved-Out Indications), 9 (Confidentiality), 10 (Representations and Warranties), 11 (Indemnification) 13 (Dispute Resolution) and 14 (Miscellaneous) and Sections 3.5, 4.2.3(a)(i) and (ii) (but only for the durations specified therein), 4.2.3(c), 6.4 and 12.3 shall survive the expiration or termination of this Agreement for any reason, provided that in the case of Sections 3.5, 4.2.3(a)(i), 4.2.3(a)(ii) and 4.2.3(c), survival of these sections shall be contingent upon Unity having fulfilled its obligations under Section 6.1. Except as otherwise provided in this Article 12, all rights and obligations of the parties under this Agreement shall terminate upon the expiration or termination of this Agreement.

12.4 Condition Precedent.

12.4.1 This Agreement is entered into subject to the condition precedent that Ascentage and UM agree upon and execute an amendment to the UM License Agreement (“Second Amendment”) adjusting the royalties owing to UM in connection with the activities contemplated by this Agreement (including the attached Exhibits). All rights and obligations set forth in the Agreement shall only become effective upon the Effective Date.

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12.4.2 Ascentage hereby agrees to use its commercially best efforts to complete and execute the Second Amendment as soon as reasonably practicable.

ARTICLE 13

DISPUTE RESOLUTION

13.1 Dispute Resolution.

13.1.1 Consultation. If an unresolved dispute (other than a dispute among members of the JRC regarding a decision of the JRC) arises out of or relates to this Agreement, or the breach thereof, either party may refer such dispute to the [***] of each party, who shall meet in person or by telephone within [***] ([***]) days after such referral to attempt in good faith to resolve such dispute. If such matter cannot be resolved by discussion of the respective [***]s within such [***] ([***]) days period (as may be extended by mutual agreement), either party shall be entitled to seek resolution of such dispute pursuant to Section 13.1.2 below.

13.1.2 Arbitration. If the parties are unable to resolve a dispute on an issue of interpretation, breach or enforcement of this Agreement, the parties shall refer such dispute to be finally resolved by binding arbitration under the terms of this Section 13.1.2, except that all disputes with respect to the validity or infringement of Patents shall be subject to applicable federal court jurisdiction and not subject to the terms of this Section 13.1.2. Whenever a party shall decide to institute arbitration proceedings, it shall give written notice to that effect to the other party. Any such arbitration shall be conducted under the commercial arbitration rules of the [***] in effect, which are deemed to be incorporated by reference into this paragraph by a panel of three (3) arbitrators in [***]. Each party shall select one (1) arbitrator who is not employed by, or otherwise affiliated with, such party within [***] ([***]) days after the institution of arbitration proceedings, and the two (2) arbitrators so selected shall designate the third arbitrator. The parties shall use their commercially reasonable efforts to conclude the arbitration hearings within [***] ([***]) [***] following the confirmation of the third and presiding arbitrator.

13.2 Injunctive Relief. This Article 13 shall not be construed to prohibit either party from seeking preliminary or permanent injunctive relief, restraining order or degree of specific performance in any court of competent jurisdiction to the extent not prohibited by this Agreement. For avoidance of doubt, any such equitable remedies provided under this Article 13 shall be cumulative and not exclusive and are in addition to any other remedies, which either party may have under this Agreement or applicable law.

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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ARTICLE 14

MISCELLANEOUS

14.1 Governing Laws. This Agreement and any dispute arising from the construction, performance or breach hereof shall be governed by and construed, and enforced in accordance with, the laws of the state of New York, USA, without reference to conflicts of laws principles.

14.2 Waiver. It is agreed that no waiver by either party hereto of any breach or default of any of the covenants or agreements herein set forth shall be deemed a waiver as to any subsequent and/or similar breach or default.

14.3 Assignment. This Agreement shall not be assignable by either party without the written consent of the other party hereto, except that either party may assign this Agreement, without such consent, to an entity that acquires all or substantially all of the business or assets of such party whether by merger, reorganization, acquisition, sale, or otherwise; provided, however, that within [***] ([***]) days of such an assignment, the assignee shall agree in writing to be bound by the terms and conditions of this Agreement. Any assignment in contravention of the foregoing shall be null and void. Subject to the foregoing, this Agreement shall bind and inure to the benefit of each party’s successors and permitted assigns.

14.4 Independent Contractors. The relationship of the parties hereto is that of independent contractors. The parties hereto are not deemed to be agents, partners or joint venturers of the others for any purpose as a result of this Agreement or the transactions contemplated thereby.

14.5 Compliance with Laws. In exercising their rights under this Agreement, the parties shall fully comply in all material respects with the requirements of any and all applicable laws, regulations, rules and orders of any governmental body having jurisdiction over the exercise of rights under this license including, without limitation, those applicable to the discovery, development, manufacture, distribution, import and export and sale of Ascentage Products pursuant to this Agreement.

14.6 Notices. All notices, requests and other communications hereunder shall be in writing and shall be personally delivered or by registered or certified mail, return receipt requested, postage prepaid, in each case to the respective address specified below, or such other address as may be specified in writing to the other parties hereto and shall be deemed to have been given upon receipt:

If to Unity:	Unity Biotechnology, Inc.
1700 Owens Street, Suite 535
San Francisco, CA 94158, USA
Attention: [***]
Email: [***]

If to Ascentage:	Ascentage Pharma Group Corp. Ltd.
Room 201, QB3 Building, Medical City Avenue
Hi-Tech BioMed District, Taizhou City, Jiangsu Province
P.R. China, 225300
Attention: [***]
Email: [***]

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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14.7 Severability. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect to the fullest extent permitted by law without said provision, and the parties shall amend the Agreement to the extent feasible to lawfully include the substance of the excluded term to as fully as possible realize the intent of the parties and their commercial bargain.

14.8 Advice of Counsel. Unity and Ascentage have each consulted counsel of their choice regarding this Agreement, and each acknowledges and agrees that this Agreement shall not be deemed to have been drafted by one party or another and will be construed accordingly.

14.9 Performance Warranty. Each party hereby warrants and guarantees the performance of any and all rights and obligations of this Agreement by its Affiliates and licensees.

14.10 Force Majeure. Neither party shall lose any rights hereunder or be liable to the other party for damages or losses (except for payment obligations) on account of failure of performance by the defaulting party if the failure is occasioned by war, strike, fire, Act of God, earthquake, flood, lockout, embargo, governmental acts or orders or restrictions, failure of suppliers, or any other reason where failure to perform is beyond the reasonable control and not caused by the negligence, intentional conduct or misconduct of the non-performing party and such party has exerted all reasonable efforts to avoid or remedy such force majeure; provided, however, that in no event shall a party be required to settle any labor dispute or disturbance.

14.11 Complete Agreement. This Agreement with its schedules and exhibits, constitutes the entire agreement, both written and oral, between the parties with respect to the subject matter hereof, and all prior agreements respecting the subject matter hereof, either written or oral, express or implied, shall be abrogated, canceled, and are null and void and of no effect. No amendment or change hereof or addition hereto shall be effective or binding on either of the parties hereto unless reduced to writing and executed by the respective duly authorized representatives of Unity and Ascentage.

14.12 Headings. The captions to the several Sections and Articles hereof are not a part of this Agreement, but are included merely for convenience of reference and shall not affect its meaning or interpretation.

14.13 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same agreement.

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14.14 Bankruptcy. All rights and licenses granted under or pursuant to this Agreement by each party as a licensor are, and shall otherwise be deemed to be, for purposes of Section 365(n) of Title ll, U.S. Code (the “Bankruptcy Code”), licenses of rights to “intellectual property” as defined under section 101(35A) of the Bankruptcy Code. The parties agree that each licensee of such rights under this Agreement, shall retain and may fully exercise all rights and elections it would have in the case of a licensor bankruptcy under the Bankruptcy Code. Each party agrees during the term of this Agreement to create or maintain current copies, or if not amenable to copying, detailed descriptions or other appropriate embodiments, of all such intellectual property licensed to the other party.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their authorized representatives and delivered in duplicate originals as of the Signing Date.

ASCENTAGE PHARMA GROUP CORP. LTD.	UNITY BIOTECHNOLOGY, INC.

By: /s/ Dajun Yang	By: /s/ Nathaniel David

Name: Dajun Yang, MD, PhD	Name: Nathaniel David, PhD

Title: Chief Executive Officer	Title: Chief Executive Officer

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EXHIBIT 1.25

RESEARCH AGREEMENT

This Research Services Agreement (the “Agreement”) is made this 2nd day of February, 2016 (the “Signing Date”) by and between Ascentage Pharma Group Corp. Ltd., a [Hong Kong corporation] (“Ascentage”), with a business address at 11/F, AXA CENTRE, Gloucester Road, Wanchai, Hong Kong, and Unity Biotechnology, Inc., a Delaware corporation (“Unity”), with a business address at 1700 Owens Street, Suite 535, San Francisco, California 95158.

WHEREAS, Unity and Ascentage entered into that certain license agreement (the “APG-1252 License Agreement”) of even date herewith, pursuant to which Unity obtained a license to commercialize that certain BCL-2/BCL-xL inhibitor known as “APG-1252” for indications other than Oncology Indications (as defined in the Library Agreement).

WHEREAS, Unity and Ascentage have entered into that certain compound library and option agreement (the “Library Agreement”) of even date herewith pursuant to which Ascentage has granted to Unity the right to screen Ascentage’s existing collection of BCL-2/BCL-xL inhibitor compounds as well as any additional BCL-2/BCL-xL inhibitor compounds discovered by Ascentage during the term of the Library Agreement, in each case to identify compounds with potential utility in the treatment of age-related conditions other than cancer;

WHEREAS, Unity wishes to fund certain research services by Ascentage in furtherance of its screening and analysis with respect to Ascentage’s BCL-2/BCL-xL inhibitor compounds, including without limitation the synthesis and derivatization of BCL-2/BCL-xL inhibitor compounds discovered through such screening and analysis; and

WHEREAS, Ascentage wishes to provide such research services in accordance with the terms and conditions of this Agreement and attached Project Addenda (as defined below).

WHEREAS, the parties intend for this Agreement to become effective as of the date on which the Second Amendment (as defined in Section 5.8(a) below) takes effect (the “Effective Date”).

NOW, THEREFORE, in consideration of the premises and the mutual promises set forth in this Agreement, and other good and valuable consideration, the exchange, receipt and sufficiency of which are acknowledged, the parties agree as follows:

1.0 Projects and Project Addenda.

1.1 From time-to-time during the term of this Agreement Unity may request Ascentage to provide Unity with certain services, including without limitation services relating to the discovery, synthesis, characterization and derivatization of novel BCL-2/BCL-xL inhibitor compounds. Upon reaching agreement with respect to the requested services (including the

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consideration to be paid to Ascentage in connection with such services), a project addendum describing in detail the activities to be conducted (such activities, collectively a “Project”) and consideration to be paid to Ascentage shall be attached to this Agreement (each a “Project Addendum”), and such Project Addendum, together with this Agreement (but separate and apart from any other Project Addendum), shall collectively constitute the entire agreement for such Project. No Project Addendum, or any modification thereto, shall be attached to or made a part of this Agreement without first being executed by the parties hereto in a writing which specifically references this Agreement. To the extent any terms set forth in a Project Addendum conflict with the terms set forth in this Agreement, the terms of this Agreement shall control unless otherwise expressly agreed by the parties in such Project Addendum.

1.2 Within sixty (60) days of the Effective Date, the Unity and Ascentage shall agree upon the initial research services to be provided by Ascentage, which agreement shall be documented in a project addendum to be attached hereto as Appendix A (“Project Addendum No. 1”).

2.0 Services.

2.1 General.

a) Diligence. Ascentage hereby agrees to (i) complete the services for Projects described in each Project Addendum (the “Services”), (ii) comply with the terms of the applicable Project Addendum, and (iii) provide its Services under each Project in the timeframe specified in the Project Addendum unless Ascentage later decides such Services cannot be completed within such timeframe within commercially reasonable efforts by providing notice to Unity to request extended timeframe. If an extended timeframe is needed, both parties shall discuss in good faith about the new timeframe and the additional costs needed. Ascentage is not obligated to continue Services if such agreement is not achieved.

b) Subcontractors. Ascentage shall not assign, delegate, or subcontract any of the Services without the prior written approval of Unity, which approval shall not be unreasonably withheld. Notwithstanding the foregoing, it is agreed that prior written approval of Unity shall not be required in the event that Ascentage wishes to delegate specific portions of the Services to one or more of the following Affiliates and third party vendors listed on Appendix B, provided that Ascentage shall remain responsible for directly performing of the majority of the Services. Ascentage shall remain liable under this Agreement for the performance of all its obligations under this Agreement and shall be responsible for and liable for compliance by all permitted subcontractors with the applicable provisions of this Agreement.

2.2 Project Management.

a) The “Project Coordinator” for Unity and the “Project Manager” for Ascentage will be specified in the Project Addendum for each Project. The Project Coordinator and the Project Manager will be responsible for day-to-day communications between the parties regarding the subject matter of this Agreement, including without limitation all Project Addenda and any Services and other activities conducted under any Project.

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b) The Project Coordinator and the Project Manager will be responsible for (i) monitoring the schedules and progress of work pursuant to this Agreement; (ii) receiving and submitting requests for information and/or assistance; (iii) determining whether a request he or she receives for information and/or assistance from the other is necessary for the other party to complete a specific “Deliverable” (as defined in its respective Project Addendum); (iv) receiving and submitting Deliverables; (v) cooperating to implement acceptance testing; and (vi) supervising and recording the exchange of confidential information pursuant to this Agreement.

c) The Project Coordinator and the Project Manager will meet regularly to discuss the progress of the development effort and, if applicable, to exchange information and Deliverables.

d) Except in the case of an emergency, in the event the Project Manager will be unavailable to perform Services as set forth in the Project Addenda at any time during the Term for a period longer than [***] days (as defined below), Ascentage shall inform Unity and appoint a new Project Manager.

2.3 Exclusive Services. During the Term, Ascentage shall not, and shall ensure that the Project Manager and Ascentage Personnel shall not, conduct the Services in conjunction with any other projects being conducted at Ascentage that would (a) conflict with any of the provisions of this Agreement, or (b) preclude Ascentage from complying with the provisions hereof.

2.4 Records; Reports; Further Assurances.

a) Records. In connection with the Services performed hereunder, for each Project, Ascentage shall ensure that the Project Manager and Ascentage Personnel who perform such Services shall maintain laboratory notebooks, records and data (“Records”) in accordance with good laboratory and research practices and will make such records available to Unity or Unity’s authorized representative throughout the term of this Agreement during normal business hours upon reasonable notice at Unity’s expense. Upon request by Unity and at Unity’s expense, Ascentage agrees to provide copies of all such materials to Unity within a reasonable timeframe, in whatever condition maintained by Project Manager and Ascentage Personnel working on the Project.

b) Reports. Ascentage shall ensure that the Project Manager, and Ascentage Personnel working on a Project, submit to Unity [***] within [***] ([***]) days after the end of each [***] a written technical report summarizing the research, data, methods, results, conclusions and other information that the Project Manager considers material and relevant (“Results”) obtained therefrom during the prior [***] ([***]) [***] period relating to such Project. Within [***] ([***]) days after the completion or termination of a Project, the Project Manager shall submit to Unity a final written technical report of major activities undertaken and major accomplishments achieved in connection with such Project (the “Final Report”).

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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3.0 Deliverables; Acceptance/Rejection/Correction.

3.1 Deliverables. When Ascentage believes that a Deliverable has been appropriately completed under a Project, Ascentage will deliver it to Unity. Unity will accept or reject each Deliverable within [***] ([***]) days after delivery; failure to give notice of acceptance or rejection within that period will constitute acceptance. Unity may reject a Deliverable only if such Deliverable fails to meet the Specifications in material respect therefor stated in the applicable Project Addendum or as otherwise agreed to by the parties in writing.

3.2 Acceptance/Rejection/Correction. If Unity rejects a Deliverable because such Deliverable fails to meet the Specifications in material respect, Ascentage will [***] to promptly correct the failures within a timeframe that such failures can be corrected with Ascentage’s [***]. When Ascentage believes that it has made the necessary corrections, Ascentage shall again deliver such Deliverable to Unity and the acceptance/rejection/correction provisions above shall be reapplied until such Deliverable is accepted. If Unity again rejects the deliverable, the parties shall discuss the reasons for such failures and if such failures can be corrected with [***].

4.0 Compensation and Payment.

4.1 To fund the Services to be provided hereunder, for so long as this Agreement remains in effect Unity shall pay to Ascentage Five Hundred Thousand U.S. Dollars ($500,000) per year, such amount to be paid in advance in [***] increments of [***] U.S. Dollars ($[***]) (such funds, the “Advanced Funds”). In consideration for Services rendered in connection with the performance of the Projects, Ascentage shall be entitled to deduct from the Advanced Funds the amounts due to Ascentage in accordance with the payment schedule (the “Payment Schedule”) included in the respective Project Addendum attached to this Agreement. Unless otherwise agreed, compensation for Services will be on a time and materials basis, with time spent being accounted for based on the number of FTEs dedicated to performing the applicable Services and the costs of materials and third party services being passed through without mark-up as further described below. Each Project Addendum shall set forth (a) the number of FTEs agreed upon by the parties, (b) the FTE Rate, and (c) the agreed upon Out-of-Pocket Costs. For purposes of this Agreement, “FTE” shall mean a full time dedicated scientific employee of Ascentage, or if less than a full time dedicated scientific employee, a full time, equivalent scientific employee year based upon a total of [***] ([***]) working hours per year of scientific work, on or directly related to the Services carried out by an employee dedicated to work on a Project, in each case, having necessary qualifications to perform the Services. “FTE Rate” means, unless otherwise agreed between the Parties, a rate per FTE equal to [***], which rate may be prorated on a daily or hourly basis as necessary and as may be adjusted from time to time by mutual agreement of the Parties.    The FTE Rate is [***] and will cover [***]. Out-of-Pocket Costs” means travel (airfare, mobile allowance, meal expenses, hotel expenses etc.) and other incidental expenses incurred by such personnel in the performance of the Services, and amounts paid to third party vendors or contractors for services or materials provided by them directly in the performance of Services under the applicable Project. For clarity, Out-of-Pocket Costs do not include [***] all of which shall be included in the FTE Rate. Any Advanced Funds not utilized in any contract year may be carried forward to future contract years until

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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expended. To the extent that the value of the Services requested by Unity in any contract year exceeds the amount of the Advanced Funds available in such contract year (i.e., Five Hundred Thousand U.S. Dollars ($500,000) plus any unexpended Advanced Funds from prior years), the total payment for such contract year shall be increased by an amount equal to the difference between the cost of the requested Services and the amount of the available Advanced Funds (such amount, the “Additional Research Payment”). At Unity’s election, any Additional Research Payments from previous contract years may be credited against the Five Hundred Thousand U.S. Dollars ($500,000) funding obligation in subsequent years (e.g., in the event that Unity funds $750,000 of Services in contract year 1, Unity would only be obligated to fund $250,000 in Services in contract year 2).

4.2 In the event this Agreement or any Project Addendum is terminated pursuant to Article 5 of this Agreement, Ascentage shall be compensated for accrued fees and expenses as set forth in Section 5.5 below. Any funds held by Ascentage which are unearned at the date of termination shall be returned to Unity within [***] ([***]) days of termination of a Project, Project Addendum or this Agreement.

4.3 Payments to Ascentage shall be made to:

Ascentage Pharma Group Corp. Ltd.

[***]

4.4 Income taxes and withholding taxes (and any penalties and interest thereon) imposed on any payment made by Unity to Ascentage, as well as any sales tax. value-added or similar taxes for which a seller of goods and services is generally responsible, shall be the responsibility of Ascentage.

4.5 Ascentage shall ensure that its Project Manager and Ascentage Personnel maintain complete and accurate accounting records related to their participation in the Project(s) in accordance with applicable generally accepted accounting principles.

5.0 Term and Termination.

5.1 The term of this Agreement shall be four (4) years commencing upon the Effective Date (the “Term”).

5.2 Commencing on the first anniversary of the Effective Date, this Agreement or any Project or Project Addendum may be terminated by Unity, without cause, upon ninety (90) days’ notice to Ascentage.

5.3 This Agreement may be terminated by either party for material breach by the other party, provided that the terminating party has given the breaching party written notice of the breach and at least sixty (60) days to cure the breach prior to the effective date of termination.

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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5.4 Ascentage shall have the right to terminate this Agreement upon sixty (60) days’ written notice to Unity if in any contract year Unity fails to pay Ascentage at least Five Hundred Thousand U.S. Dollars ($500,000) for Services contracted hereunder (taking into account any permitted credits for previous Additional Research Funding as described in Section 4.1 above).

5.5 Upon the effective date of termination, there shall be an accounting of costs and expenses related to the Agreement, Project, or Project Addendum, as appropriate, conducted by Ascentage and subject to verification by Unity. Within [***] ([***]) days after receipt of the results of such accounting and an invoice from Ascentage, Unity shall make a payment to Ascentage (and/or Ascentage may retain from Advanced Funds previously paid by Unity) for Services performed, including:

a) actual reasonable, documented costs, to the extent approved by Unity in a Project Addendum or in a prior written authorization, incurred by Ascentage in performing Services until the effective date of termination and for which Ascentage has not yet been paid by Unity; and

b) reasonable non-cancelable obligations incurred for the Project, to the extent approved by Unity in a Project Addendum or in a prior written authorization, by Ascentage prior to the effective date of termination to extent such obligations cannot reasonably be mitigated.

c) accrued fees for FTEs, to the extent devoted to performance of Project(s) prior to termination and pursuant to the applicable Project Addendum(a).

d) Except as provided in this Section 5.5, Unity shall have no obligation of payment to Ascentage for Services performed after the date of termination. In no event shall Unity have any obligation with respect to fees or expenses otherwise not approved by Unity in a Project Addendum or in a prior written authorization.

5.6 Upon request, expiration, or termination of this Agreement, Ascentage will deliver and/or return to Unity all materials containing Information of Unity, as well as data, records, information, reports and other property, furnished by Unity to Ascentage, together with all copies of any of the foregoing at Unity’s expense.

5.7 The obligations of the parties contained in Sections 2.4(b), 4.2-4.4 and 5.4 through 5.7 and Articles 6.0, 7.0, 9.0, 10.0 and 14.0 through 25.0 hereof shall survive expiration or termination of any Project and/or this Agreement.

5.8 Condition Precedent.

a) This Agreement is entered into subject to the condition precedent that Ascentage and the Regents of the University of Michigan (“UM”) agree upon and execute an amendment to that certain license agreement, entered into by Ascentage and the Regents of the University of Michigan (“UM”) effective as of December 1, 2010, adjusting the royalties owing to

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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UM in connection with the activities contemplated by the APG-1252 License Agreement and the Library Agreement (including the Compound License Agreements contemplated by the Library Agreement) (such amendment, the “Second Amendment”). All rights and obligations set forth in the Agreement shall only become effective upon the Effective Date.

b) Ascentage hereby agrees to use its commercially best efforts to complete and execute the Second Amendment as soon as reasonably practicable.

6.0 Confidentiality.

6.1 Unity holds a proprietary interest in the written and oral information which Unity discloses to Ascentage and identifies as confidential (hereinafter “Information”). As used herein, the “Information” of Unity shall also include the Deliverables. Ascentage agrees to protect the confidentiality of any and all Information disclosed to Ascentage by Unity and to use such Information solely for the performance of the Services described herein with the exception of the following which Ascentage can demonstrate by competent written proof:

a) Information which is or (through no improper action or inaction by Ascentage or its employees) becomes generally known to the public; or

b) Information which was rightfully disclosed to Ascentage by a third party without restriction and with the legal right to disclose such information (including, without limitation, without any breach of the third party’s obligations to the disclosing party); or

c) Information which was in Ascentage’ possession or was known to Ascentage prior to receipt from Unity, as evidenced by its contemporaneous written records; or

d) Information which was independently developed by employees of Ascentage without access to such Information, as evidenced by its contemporaneous written records.

6.2 Except as expressly allowed herein, Ascentage agrees (i) to hold the Information in strict confidence and to take all reasonable precautions to protect such Information, (ii) not to disclose, directly or indirectly, any Information or any information derived therefrom to any third person (except employees of Ascentage, subject to the conditions stated below), and (iii) not to use such Information, except as expressly permitted under this Agreement.

6.3 Ascentage may disclose any Information that is required to be disclosed by law, government regulation or court order. If disclosure is required, Ascentage will give Unity at least [***] ([***]) business days advance notice (unless prohibited by law or court order) so that Unity may seek a protective order or take other action reasonable in light of the circumstances.

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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7.0 Intellectual Property.

7.1 Ownership. Subject to the rights and licenses granted to Unity under the Library Agreement and any Compound License Agreement(s) (as defined in the Library Agreement) that the parties may subsequently enter into, as between the parties, Ascentage shall own all right, title and interest (including patent rights, copyrights, trade secret rights, mask work rights, database rights and all other intellectual property rights worldwide) in any inventions, works of authorship, mask works, ideas or information made or invented by employees and any permitted subcontractors of Ascentage (collectively, “Ascentage Technology”). Right, title and interest to any inventions, works of authorship, mask works, ideas or information that are made jointly by employees and/or permitted subcontractors of Ascentage and Unity (collectively, “Joint Technology”) shall be owned jointly. For purposes of this Section 7.1 whether any inventions, works of authorship, mask works, ideas or information that are made “jointly” shall be determined under the applicable laws of the United States of America, including in the case of patentable inventions, the principles of inventorship established in Title 35 of the United States Code (“US Patent Law”), and “joint ownership” means that Unity and Ascentage (subject to the rights granted by Ascentage to Unity under the APG-1252 License Agreement and the Library Agreement (including any future license agreement(s) contemplated in the Library Agreement), shall each be free to exploit such patent rights and authorize others to do so, with no obligation to obtain consent of the other or to account to the other party for profits or otherwise.

7.2 Inclusion of Program Technology in Ascentage Intellectual Property. All Ascentage Technology arising under the Subcontracted Project Plan(s), together with Ascentage’s interest in all Joint Technology arising under the Subcontracted Project Plan(s), shall be automatically included within the Ascentage Intellectual Property for purposes of the Library Agreement and any future Compound License Agreement(s).

8.0 Representations, Warranties and Covenants.

8.1 Representations and Warranties. Each party represents and warrants to the other party that as of the Effective Date:

a) it has full power and authority to enter into and perform this Agreement;

b) neither its entering nor performing this Agreement will violate any right of or breach any obligation to any third party under any agreement or arrangement between such party and such third party;

8.2 Certain Covenants.

a) the work under this Agreement will be performed in a professional and workman-like manner;

b) Ascentage has and will obtain agreements with its employees requiring them to assign to Ascentage all right, title and interest in any intellectual property they develop in the course of their employment by Ascentage.

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9.0 Indemnification. Ascentage agrees to indemnify and defend Unity and its directors, officers, employees, agents and their respective successors, heirs and assigns (the “Unity Indemnitees”) against any losses, costs, claims, damages, liabilities or expense (including reasonable attorneys’ and professional fees and other expenses of litigation) (collectively, “Liabilities”) arising, directly or indirectly out of or in connection with Third Party claims, suits, actions, demands or judgments, to the extent resulting from (a) injuries to persons or damages which occur on Ascentage’s premises or premises under the exclusive control of Ascentage, or (b) breach by Ascentage of its representations, warranties and covenants under Article 8 above, or (c) the negligence or intentional misconduct of Ascentage or any of its directors, officers, employees, agents or representatives, except in each case, to the extent such Liabilities result from the gross negligence or intentional misconduct of Unity.

10.0 Dispute Resolution.

10.1 Consultation. If an unresolved dispute arises out of or relates to this Agreement, or the breach thereof, either party may refer such dispute to the [***] of each party, who shall meet in person or by telephone within [***] ([***]) days after such referral to attempt in good faith to resolve such dispute. If such matter cannot be resolved by discussion of the respective [***] within such [***] ([***]) days period (as may be extended by mutual agreement), either party shall be entitled to seek resolution of such dispute pursuant to Section 10.2 below.

10.2 Arbitration. If the parties are unable to resolve a dispute on an issue of interpretation, breach or enforcement of this Agreement, the parties shall refer such dispute to be finally resolved by binding arbitration under the terms of this Section 10.2, except that all disputes with respect to the validity or infringement of Patents shall be subject to applicable federal court jurisdiction and not subject to the terms of this Section 10.2. Whenever a party shall decide to institute arbitration proceedings, it shall give written notice to that effect to the other party. Any such arbitration shall be conducted under the commercial arbitration rules of the [***], which are deemed to be incorporated by reference into this paragraph by a panel of three (3) arbitrators in [***]. Each party shall select one (1) arbitrator who is not employed by, or otherwise affiliated with, such party within [***] ([***]) days after the institution of arbitration proceedings, and the two (2) arbitrators so selected shall designate the third arbitrator. The parties shall use their commercially reasonable efforts to conclude the arbitration hearings within [***] ([***]) [***] following the confirmation of the third and presiding arbitrator.

10.3 Injunctive Relief. This Article 10 shall not be construed to prohibit either party from seeking preliminary or permanent injunctive relief, restraining order or degree of specific performance in any court of competent jurisdiction to the extent not prohibited by this Agreement. For avoidance of doubt, any such equitable remedies provided under this Article 10 shall be cumulative and not exclusive and are in addition to any other remedies, which either party may have under this Agreement or applicable law.

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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11.0 Independent Contractor Relationship. The parties hereto are independent contractors and nothing contained in this Agreement shall be construed to place them in the relationship of partners, principal and agent, employer/employee or joint venturer. Both parties agree that neither shall have power or right to bind or obligate the other, nor shall either hold itself out as having such authority.

12.0 Publicity. Except as required by law, neither party shall use the name of the other party nor of any employee of the other party in connection with any publicity or media purposes without the prior written approval of the other party. It is understood and agreed that Unity may disclose Ascentage’s performance of the Services hereunder with Ascentage’s prior written approval, including, without limitation, by naming Ascentage, in government filings, regulatory disclosures and scientific publications.

13.0 Force Majeure. Neither party shall lose any rights hereunder or be liable to the other party for damages or losses (except for payment obligations) on account of failure of performance by the defaulting party if the failure is occasioned by war, strike, fire, Act of God, earthquake, flood, lockout, embargo, governmental acts or orders or restrictions, failure of suppliers, or any other reason where failure to perform is beyond the reasonable control and not caused by the negligence, intentional conduct or misconduct of the non-performing party and such party has exerted all reasonable efforts to avoid or remedy such force majeure; provided, however, that in no event shall a party be required to settle any labor dispute or disturbance.

14.0 Notices. Any notice required or permitted to be given hereunder by either party hereunder shall be in writing and shall be deemed given on the date received if delivered personally or by fax or [***] ([***]) days after the date postmarked if sent by registered or certified U.S. mail, return receipt requested, postage prepaid to the following address:

If to Unity:	Unity Biotechnology, Inc.
1700 Owens Street, Suite 535
San Francisco, CA 94158, USA
Attention: [***]
Email: [***]

If to Ascentage:	Ascentage Pharma Group Corp. Ltd.
Room 201, QB3 Building, Medical City Avenue
Hi-Tech BioMed District, Taizhou City, Jiangsu Province
P.R. China, 225300
Attention: [***]
Email: [***]

15.0 Governing Law. This Agreement and any dispute arising from the construction, performance or breach hereof shall be governed by and construed, and enforced in accordance with, the laws of the state of New York, USA, without reference to conflicts of laws principles.

16.0 Severability. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect to the fullest extent permitted by law without said provision, and the parties shall amend the Agreement to the extent feasible to lawfully include the substance of the excluded term to as fully as possible realize the intent of the parties and their commercial bargain.

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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CONFIDENTIAL

17.0 Waiver. Waiver or forbearance by either party or the failure by either party to claim a breach of any provision of this Agreement or exercise any right or remedy provided by this Agreement or applicable law, shall not be deemed to constitute a waiver with respect to any subsequent breach of any provision hereof.

18.0 Changes and Modification. No changes or modifications of this Agreement or any Project Addendum shall be deemed effective unless in writing and executed by the parties hereto.

19.0 Assignment. Unity may assign this Agreement to an Affiliate (as defined in the Library Agreement). Otherwise, this Agreement may not be assigned by Ascentage or Unity without the prior written consent of the other, such consent not to be unreasonably withheld, except that either party may assign this Agreement, without such consent, to an entity that acquires all or substantially all of the business or assets of such party whether by merger, reorganization, acquisition, sale, or otherwise; provided, however, that within [***] ([***]) days of such an assignment, the assignee shall agree in writing to be bound by the terms and conditions of this Agreement. Any assignment in contravention of the foregoing shall be null and void. Subject to the foregoing, this Agreement shall bind and inure to the benefit of each party’s successors and permitted assigns.

20.0 Advice of Counsel. Unity and Ascentage have each consulted counsel of their choice regarding this Agreement, and each acknowledges and agrees that this Agreement shall not be deemed to have been drafted by one party or another and will be construed accordingly.

21.0 Complete Agreement. This Agreement with its schedules and appendices, constitutes the entire agreement, both written and oral, between the parties with respect to the subject matter hereof, and all prior agreements respecting the subject matter hereof, either written or oral, express or implied, shall be abrogated, canceled, and are null and void and of no effect. No amendment or change hereof or addition hereto shall be effective or binding on either of the parties hereto unless reduced to writing and executed by the respective duly authorized representatives of Unity and Ascentage.

22.0 Compliance with Laws. In exercising their rights under this Agreement, the parties shall comply in all material respects with the requirements of any and all applicable laws, regulations, rules and orders of any governmental body of applicable jurisdiction.

23.0 Headings. The captions to the several Sections and Articles hereof are not a part of this Agreement, but are included merely for convenience of reference and shall not affect its meaning or interpretation.

24.0 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same agreement.

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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CONFIDENTIAL

25.0 Bankruptcy. All rights and licenses granted under or pursuant to this Agreement by each party as a licensor are, and shall otherwise be deemed to be, for purposes of Section 365(n) of Title ll, U.S. Code (the “Bankruptcy Code”), licenses of rights to “intellectual property” as defined under section 101(35A) of the Bankruptcy Code. The parties agree that each licensee of such rights under this Agreement, shall retain and may fully exercise all rights and elections it would have in the case of a licensor bankruptcy under the Bankruptcy Code. Each party agrees during the term of this Agreement to create or maintain current copies, or if not amenable to copying, detailed descriptions or other appropriate embodiments, of all such intellectual property licensed to the other party.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their authorized representatives and delivered in duplicate originals as of the Signing Date.

ASCENTAGE PHARMA GROUP CORP. LTD.	UNITY BIOTECHNOLOGY, INC.

By: /s/ Dajun Yang	By: /s/ Nathaniel David

Name: Dajun Yang, MD, PhD	Name: Nathaniel David, PhD

Title: Chief Executive Officer	Title: Chief Executive Officer

APPENDIX A

UNITY AND ASCENTAGE

MASTER SERVICES AGREEMENT

PROJECT ADDENDUM

DESCRIPTION OF SERVICES; PAYMENT SCHEDULE

APPENDIX B

PERMITTED AFFILIATES AND THIRD PARTY VENDORS

[***]

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT 1.26

SENOLYTIC TEST

Part A: Protocol for Senolytic Test

•	[***]

Part B: [***]

[***]

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT 2.2

COMPOUND FORMULATION

[***]

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT 2.5.1

ASCENTAGE ACTIVE COMPOUNDS AS OF THE EFFECTIVE DATE

[***]

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT 2.6

BIOCHEMICAL ASSAY

[***]

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT 3.3.2(a)

FORM OF COMPOUND LICENSE AGREEMENT

This Compound License Agreement (the “Agreement”) effective as of the                     day of                    , 20     , [Insert date of designation of applicable Development Candidate under Section 3.3.2(a) of the Compound Library and Option Agreement] (the “Effective Date”) is made by and between Ascentage Pharma Group Corp. Ltd., a Hong Kong corporation (“Ascentage”), with a business address at 11/F, AXA CENTRE, Gloucester Road, Wanchai, Hong Kong, and Unity Biotechnology, Inc., a Delaware corporation (“Unity”), with a business address at 1700 Owens Street, Suite 535, San Francisco, California 95158. Each of Ascentage and Unity shall be a “Party,” and both the “Parties.”

BACKGROUND

A. Unity and Ascentage entered into (i) that certain Compound Library and Option Agreement dated February 2, 2016 (the “Library Agreement”), pursuant to which Unity has certain rights to acquire a license under the Licensed Intellectual Property to commercialize specified compounds, and (ii) that certain license agreement dated February 2, 2016 (the “APG-1252 License Agreement”), pursuant to which Unity obtained a license to commercialize that certain BCL-2/BCL-xL inhibitor known as “APG-1252” for treatment of age-related conditions; and

B. Unity has exercised its rights under the Library Agreement to acquire from Ascentage such a license under the Licensed Intellectual Property, all as set forth below on the terms and conditions herein.

NOW, THEREFORE, for and in consideration of the covenants, conditions, and undertakings hereinafter set forth, it is agreed by and between the Parties as follows:

ARTICLE 1

DEFINITIONS

1.1 The following terms have the meanings set forth in the Library Agreement:

Active Compound

Affiliate

Ascentage Intellectual Property

Back-up Compounds

Compounds

Development Candidates

Greater China

IND

Oncology Indications

Patents

Stock Agreement

Technology

Third Party

1.2 “Fair Market Value” means with respect to a share of Unity common stock, the average price that Unity common stock is publicly trading at for [***] ([***]) days prior to the date in question, or, if the security is not publicly traded, the value of such stock as determined in good faith by Unity’s board of directors in reliance upon Unity’s most recent IRC Section 409A independent valuation of Unity’s common stock that it used for the purposes of granting stock options to its employees.

1.3 “Control” and its correlative terms, “Controlled” or “Controls” shall mean, with respect to any Patent or item of Technology, that a Party or one of its Affiliates owns or possesses rights to such Patent or item of Technology sufficient to grant the access, license or sublicense contemplated in this Agreement without violating the terms of any agreement or other arrangement with any Third Party.

1.4 “Cover” and its correlative terms, “Covers”, “Covered” or “Covering” means (a) with respect to an issued patent, that, in the absence of a license, the use, offer for sale, sale, importation or manufacture of the product in question would infringe one or more claims of such patent or (b) with respect to a pending patent application, that, in the absence of a license, the use, offer for sale, sale, importation or manufacture of the product in question would infringe one or more claims of such patent application, should such claims issue as published.

1.5 “Enabling IP” means Patents and/or Technology of a Third Party that Covers or relates to a Licensed Product and is necessary or useful for the research, development, manufacture, use, sale or import of Licensed Products, including Patents directed to the composition and manufacture of Licensed Compounds, but excluding Patents related to formulation and therapeutic methods.

1.6 “EMA” means the European Medicines Agency and any successor agency.

1.7 “Existing Agreements” means [***].

1.8 “FDA” means the United States Food and Drug Administration and any successor agency.

1.9 “Field” means the prophylaxis and treatment of, and palliation of symptoms associated with, indications other than Oncology Indications.

1.10 “Generic Product” means a product which (a) contains as its active pharmaceutical ingredient a compound that is (or is substantially the same as) the Licensed Compound, and (b) has been placed on the market pursuant to a validly granted marketing authorization.

1.11 “Licensed Compound” means the Development Candidate listed in Schedule 1.11 hereto.

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

1.12 “Licensed Product-Specific Patents” means those Licensed Patents that [***] the Licensed Compound and/or Licensed Product and [***].

1.13 “Licensed Intellectual Property” means the Licensed Patents and Licensed Technology.

1.14 “Licensed Patents” means Patents owned or Controlled by Ascentage or its Affiliates during the Term, in each case to the extent Covering the Licensed Compound or a Licensed Product.

1.15 “Licensed Product” means a pharmaceutical product containing the Licensed Compound (either alone or with other active pharmaceutical ingredients), in all forms, presentations, formulation and dosage forms.

1.16 “Licensed Technology” means Technology owned or Controlled by Ascentage or its Affiliates during the Term, in each case to the extent such Technology is necessary or reasonably useful for the development, manufacture or commercialization of the Licensed Compound or a Licensed Product.

1.17 “Marketing Approval Application” or “MAA” means a New Drug Application (or its equivalent), as defined in the U.S. Food, Drug and Cosmetic Act and the regulations promulgated thereunder, or any corresponding or similar application, registration or certification in any country.

(a) “Net Sales” means the gross amount invoiced to non-Affiliate Third Parties on sales of Licensed Products by Unity or its Affiliates or Third Party Sublicensees, less the actual amounts incurred, allowed, or paid for the following items (if not previously deducted from the amount invoiced and provided that such deductions are calculated in accordance with generally accepted accounting principles of the United States of America (“GAAP”) on a consistent basis): (a) trade, cash, and quantity discounts; (b) amounts for claims, allowances or credits for returns, rejections or recalls; (c) freight, shipping and insurance charges allocable to such Licensed Products; (d) sales taxes, duties and other governmental charges (including value added tax) on particular sales, but excluding what is commonly known as income taxes; (e) government mandated rebates; (f) contracted rebates; and (g) a provision for uncollectible accounts; in each case as determined from books and records of the selling party maintained in accordance with GAAP, as consistently applied by such selling party. In the event that Unity grants a sublicense to a Third Party Sublicensee hereunder, and receives payments based upon such Third Party Sublicensee’s sales of Licensed Product, Unity may, with Ascentage’s consent, which consent shall not be unreasonably withheld or delayed, substitute the definition of “Net Sales,” used by such Third Party Sublicensee to calculate its payments to Unity in place of the foregoing definition of “Net Sales” for purposes of calculating royalties payable to Ascentage on such Third Party Sublicensee’s sales.

1.18 “Phase I Clinical Trial” means a human clinical trial, the principal purpose of which is preliminary determination of safety of a drug in healthy individuals or patients, that would satisfy the requirements of 21 C.F.R. §312.21(a).

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

1.19 “Phase II Clinical Trial” means a clinical trial of a drug conducted on a limited number of patients for the purpose of preliminary evaluation of clinical efficacy and safety of such drug, and/or to obtain an indication of the dosage regimen required, in each case that would satisfy the requirements of 21 C.F.R. 312.21(b).

1.20 “Phase III Clinical Trial” means a pivotal human clinical trial intended to gather additional information regarding the safety and efficacy of the drug in patients with the disease being studied, which clinical study is designed to be of a size and statistical power sufficient to support the filing of an MAA and that would satisfy the requirements of 21 C.F.R. 312.21(c).

1.21 “Territory” means the entire world excluding Greater China.

1.22 “Third Party Sublicensee” means any Third Party to which Unity licenses the right to commercialize any Licensed Product. For the avoidance of doubt, “Third Party Sublicensee” shall not include Third Party distributors, service providers, vendors and suppliers that do not have the right to market or promote Licensed Product.

1.23 “UM License Agreement” means that certain license agreement entered into by Ascentage and the Regents of the University of Michigan (“UM”) effective as of December 1, 2010, as amended by all amendments to such license agreement existing as of the Effective Date.

1.24 “Valid Claim” means a claim contained in an issued Patent within the Licensed Patents in any country that (a) has not expired; (b) has not been disclaimed; (c) has not been cancelled or superseded, or if cancelled or superseded, has been reinstated; and (d) has not been revoked, held invalid, or otherwise declared unenforceable or not allowable by a tribunal or patent authority of competent jurisdiction over such claim in such country from which no further appeal has or may be taken.

ARTICLE 2

LICENSES

2.1 Licenses.

2.1.1 Development Licenses. Subject to the terms and conditions of this Agreement, Ascentage hereby grants to Unity:

(a) a royalty-free, exclusive license in the Field and the Territory, with the right to grant sublicenses as provided in Section 2.2, under the Licensed Intellectual Property to (i) research, develop and seek and obtain marketing approval for the Licensed Compound and Licensed Products and (ii) package the Clinical Materials (as defined in Schedule 4.1) supplied by or on behalf of Ascentage, in each case in the Field and Territory, and to have any of the foregoing performed on its behalf by a Third Party; and

(b) a royalty-free, non-exclusive license in the Field and the Territory, with the right to grant sublicenses as provided in Section 2.2, under the Ascentage Intellectual Property to manufacture or have manufactured Licensed Compound and Licensed Product for non-clinical research and development purposes.

2.1.2 Commercialization Licenses. Subject to the terms and conditions of this Agreement, Ascentage hereby grants to Unity a royalty-bearing, exclusive license in the Field and the Territory, with the right to grant sublicenses as provided in Section 2.2, under the Licensed Intellectual Property: (a) to use the Licensed Compound supplied by or on behalf of Ascentage to make or have made the Licensed Products; (b) to make or have made Licensed Products and all components thereof (including without limitation, Licensed Compound) and (c) to use, offer for sale, sell, import, export, market, promote and distribute Licensed Compounds and Licensed Products; in each case, solely for use in the Field and Territory, and to have any of the foregoing performed on its behalf by a Third Party. For clarity, it is understood and agreed that Unity’s right under subsection (b) above to make or have made Licensed Products and all components thereof may only be exercised as permitted under Schedule 4.1.

2.2 Sublicenses. Unity may grant and authorize sublicenses within the scope of the license granted to Unity pursuant to this Agreement, provided that for clarity, Unity shall remain responsible for all milestone and other payments due to Ascentage under this Agreement based on the activities of Unity’s sublicensees.

2.3 Third Party Intellectual Property. If after the Effective Date, Ascentage acquires or licenses from a Third Party subject matter that would fall within the Licensed Intellectual Property (“Third Party Intellectual Property”) that is subject to any payment obligation to the Third Party, then Ascentage shall so notify Unity and Unity shall inform Ascentage if it wishes such subject matter to be included within the Licensed Intellectual Property. If Unity notifies Ascentage that it does wish such subject matter to be so included, the rights granted to Unity hereunder with respect to such Third Party Intellectual Property shall be subject to Unity promptly reimbursing Ascentage for [***] and Unity shall reimburse Ascentage for [***]. Upon request by Unity, Ascentage shall disclose to Unity a written description of such payment obligations. Notwithstanding the foregoing, Unity shall have the right to treat amounts paid to Ascentage as reimbursements for payments for Enabling IP for purposes of Section 5.5.

2.4 No Implied Licenses. Nothing herein shall be construed as granting Unity, by implication, estoppel or otherwise, any license or other right (a) to any intellectual property of Ascentage other than the Licensed Intellectual Property (b) to commercialize Licensed Products outside of the Field and Territory (c) not relating to the Licensed Compound and Licensed Products or (d) any right or license other than those expressly granted herein.

2.5 Exclusivity with Respect to Licensed Compounds. Ascentage hereby covenants that except as expressly permitted under any future agreement that the Parties may enter into pursuant to Article 8 below pertaining to the China JVCO, Ascentage shall not: (a) research, develop, use or commercialize, and shall not authorize any Affiliate or other Third Party to research, develop, use or commercialize, the Licensed Compound or any Licensed Product, and (b) manufacture, or authorize any Third Party to manufacture, the Licensed Compound or any Licensed Product, other than for supply to Unity in accordance with the terms of Schedule 4.1.

2.6 [***]. The Parties agree that within [***] of the Effective Date of this Agreement they will put in place a procedure pursuant to which [***] shall [***] that [***] to [***].

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

ARTICLE 3

DUE DILIGENCE

3.1 General. Unity shall use commercially reasonable efforts to develop and obtain marketing approval for at least one Licensed Product hereunder, and thereafter shall use commercially reasonable efforts to launch and commercialize each such Licensed Product and to fulfil the market demand therefor.

3.2 Diligence Milestones. Without limiting the it’s general diligence obligations under Section 3.1 above, Unity agrees that it shall achieve the following diligence milestones with respect to the Licensed Compound by the deadlines specified below:

Milestone	Time Period
1. [***]	Within [***] ([***]) [***] of the Effective Date
2. [***]	Within [***] ([***]) [***] of the Effective Date
3. [***]	Within [***] ([***]) [***] of the Effective Date
4. [***]	Within [***] ([***]) [***] of the Effective Date

If Unity is unable to meet [***], as applicable, by the specified deadline, Unity shall none-the-less be deemed to be in compliance with its diligence obligations hereunder so long as it [***].

3.3 Substitution of Licensed Compound.

3.3.1 General. If Unity elects to discontinue development of a Licensed Compound for [***] reasons, then Unity shall have a right to replace such abandoned Licensed Compound with the Back-up Compound listed in Schedule 3.3. Following such replacement pursuant to this Section 3.3, the Back-up Compound shall be considered a “Substitute Licensed Compound”.

3.3.2 Designation. In the event that Unity wishes to exercise its right under this Article 3 to select a Substitute Licensed Compound, Unity will provide Ascentage with written notice specifying the Licensed Compound for which development is being discontinued and the Back-up Compound that it wishes to replace it with (“Substitution Notice”).

3.3.3 Following designation of a Substitute Licensed Compound, the Parties shall promptly update Schedule 1.11 to reflect the substitution of the Substitute Licensed Compound for the current Licensed Compound. Upon any such substitution, all references to the “Licensed Compound” in this Agreement shall thereafter be deemed to refer to such Substitute Licensed Compound, and the compound for which such Substitute Licensed Compound was substituted shall cease to be considered a Licensed Compound.

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

ARTICLE 4

MANUFACTURE AND SUPPLY

4.1 Subject to the terms and conditions of this Agreement, Ascentage (itself or through one or more Third Party contract manufacturers) shall manufacture and supply Unity, its Affiliates and their Third Party Sublicensees with (a) Clinical Materials, and (b) Licensed Compound, in each case in accordance with Schedule 4.1 (“Supply Terms”). Subject to the terms and conditions of this Agreement, Unity shall purchase Clinical Materials and Licensed Compound from Ascentage in accordance with Schedule 4.1. Upon Unity’s request, Ascentage and Unity shall enter into a separate supply agreement substantially reflecting the Supply Terms set forth in Schedule 4.1 as well as other customary terms and conditions (the “Supply Agreement”). Unless and until such time as the Parties have executed the Supply Agreement, the terms of Schedule 4.1 shall govern any supply of Clinical Material and Licensed Compound requested by Unity.

ARTICLE 5

PAYMENTS

5.1 Equity Grants.

5.1.1 [***]. Upon the [***], Unity shall issue to Ascentage Three Hundred Ninety Three Thousand Three Hundred Thirty Five (393,335) shares of Unity common stock; such shares to be issued to Ascentage pursuant to the Stock Agreement within [***] ([***]) days of date that [***] occurs. For clarity, [***].

5.1.2 [***]. Upon the [***], Unity shall issue to Ascentage the following number of shares of Unity common stock based on how long after the Effective Date such [***]; such shares to be issued to Ascentage pursuant to the Stock Agreement within [***] ([***]) days of date that such [***] occurs:

(a) [***] ([***]) shares of Unity common stock if such [***] occurs within [***] ([***]) [***] of the Effective Date.

(b) [***] ([***]) shares of Unity common stock if such [***] occurs more than [***] ([***]) [***] after the Effective Date but less than [***] ([***]) [***] after the Effective Date.

(c) [***] ([***]) shares of Unity common stock if such [***] occurs more than [***] ([***]) [***] after the Effective Date.

5.1.3 Equity Cap. Notwithstanding anything in the contrary in this Agreement, the Library Agreement, the APG-1252 License Agreement or any other Compound License Agreement, the maximum cumulative aggregate number of shares of Unity common stock that Ascentage is eligible to receive under Sections 6.1 and 6.2 of the Library Agreement, Section 5.1 of the APG-1252 License Agreement, this Section 5.1 or Section 5.1 of any other Compound License Agreement is:

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(a) [***] ([***]) shares of Unity common stock if only one Licensed Product is developed; and

(b) Three Million Nine Hundred Thirty Three Thousand Three Hundred and Fifty (3,933,350) shares of Unity common stock if two or more Licensed Products is developed.

5.2 Development/Sales Milestones. In partial consideration of the rights and licenses granted herein to Unity, Unity shall pay Ascentage the following milestone payments.

[NTD: PRIOR TO EXECUTION PARTIES TO SELECT ONE OF THE THREE OPTIONS IN THIS SECTION 5.2 (DEVELOPMENT/SALES MILESTONES) AS WELL AS ONE OF THE THREE OPTIONS IN SECTION 5.3 (ROYALTIES) BASED ON WHETHER THE LICENSED COMPOUND IS (1) A [***], (2) A [***] OR (3) A [***]]

5.2.1 Option 1 [***]. Within [***] ([***]) days after the first achievement by Unity (or any of its Affiliates or Third Party Sublicensees) of each of the following milestones with respect to a Licensed Product containing a [***], Unity shall pay Ascentage the corresponding milestone payment set forth below, in accordance with the payment provisions of Article 6 below:

Milestone Event	Milestone Payment
1. [***]:	$	[***	]
2. [***]:	$	[***	]
3. [***]:	$	[***	]
4. [***]	$	[***	]
5. [***]	$	[***	]

Total per Licensed Product	$	[***	]

5.2.2 Option 2: [***]. Within [***] ([***]) days after the first achievement by Unity (or any of its Affiliates or Third Party Sublicensees) of each of the following milestones with respect to a [***], Unity shall pay Ascentage the corresponding milestone payment set forth below, in accordance with the payment provisions of Article 6 below:

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Milestone Event	Milestone Payment
1. [***]:	$	[***]
2. [***]:	$	[***]
3. [***]:	$	[***]
4. [***]	$	[***]
5. [***]	$	[***]

Total per Licensed Product	$	[***]

5.2.3 Option 3: [***].

(a) Within [***] ([***]) days after the first achievement by Unity (or any of its Affiliates or Third Party Sublicensees) of each of the following milestones with respect to the [***] to achieve such milestone, Unity shall pay Ascentage the corresponding milestone payment set forth below, in accordance with the payment provisions of Article 6 below:

Milestone Event	Milestone Payment
1. [***]:	$	[***]
2. [***]:	$	[***]
3. [***]:	$	[***]
4. [***]	$	[***]
5. [***]	$	[***]

Total per Licensed Product	$	[***]

(b) Within [***] ([***]) days after the first achievement by Unity (or any of its Affiliates or Third Party Sublicensees) of each of the following milestones with respect to the [***] to achieve such milestone, Unity shall pay Ascentage the corresponding milestone payment set forth below, in accordance with the payment provisions of Article 5 below:

Milestone Event	Milestone Payment
1. [***]:	$	[***]
2. [***]:	$	[***]
3. [***]:	$	[***]

Total per Licensed Product	$	[***]

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

5.2.4 Certain Additional Terms.

(a) For clarity, all forms, presentations, formulation and dosage forms of a Licensed Product shall be considered one and the same Licensed Product for purposes of this Section 5.2.

(b) If Unity begins development of one Licensed Product and a milestone payment is made under this Section 5.2, and then Unity terminates development of such Licensed Product and begins development of a second Licensed Product, the milestone which was already paid under this Section 5.2 for the abandoned Licensed Product will not be repeated, but the remaining milestone payments hereunder will be due as the second Licensed Product advances; [NTD: IN THE EVENT OPTION 3 IS SELECTED, THE FOLLOWING ADDITIONAL SENTENCE SHALL BE ADDED TO SECTION 5.2.2(b): For clarity, it is acknowledged and agreed that should the first Licensed Product be abandoned prior to achieving all of the milestones set forth Section 5.2.1(a), such remaining unpaid milestones shall become due and payable when first achieved by the next Licensed Product.]

(c) In its sole discretion, Unity may elect in lieu of the payment of the milestone payments owing to Ascentage under this Section 5.2, to grant to Ascentage that number of shares of Unity common stock of equivalent value (based on the Fair Market Value of such Unity common stock at the time of such grant).

5.3 Royalties. In partial consideration of the licenses granted herein to Unity, Unity shall pay to Ascentage a running royalty equal to the percentage set forth below on the Net Sales of Licensed Product based on the type of Compound contained in such Licensed Product, subject to any adjustments set forth in Sections 5.5 and 5.6, and in accordance with the payment provisions of Article 6 below.

5.3.1 Option 1: [***].

Annual Net Sales of Licensed Product	Applicable Royalty Rate
Portion of worldwide annual Net Sales of the Licensed Product less than or equal to [***] Dollars (US$[***])	[***]	%
Portion of worldwide annual Net Sales of the Licensed Product over [***] Dollars (US$[***])	[***]	%

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

5.3.2 Option 2: [***].

Annual Net Sales of Licensed Product	Applicable Royalty Rate
Portion of worldwide annual Net Sales of the Licensed Product less than or equal to [***] Dollars (US$[***])	[***]	%
Portion of worldwide annual Net Sales of the Licensed Product over [***] Dollars (US$[***])	[***]	%

5.3.3 Option 3: [***].

(a) With respect to Net Sales of the [***] to receive marketing approval, Unity shall pay to Ascentage the royalties set forth below:

Annual Net Sales of Licensed Product	Applicable Royalty Rate
Portion of worldwide annual Net Sales of the Licensed Product less than or equal to [***] Dollars (US$[***])	[***]	%
Portion of worldwide annual Net Sales of the Licensed Product over [***] Dollars (US$[***])	[***]	%

(b) With respect to Net Sales of the [***] to receive marketing approval, Unity shall pay to Ascentage the royalties set forth below:

Annual Net Sales of Licensed Product	Applicable Royalty Rate
Portion of worldwide annual Net Sales of the Licensed Product less than or equal to [***] Dollars (US$[***])	[***]	%
Portion of worldwide annual Net Sales of the Licensed Product over [***] Dollars (US$[***])	[***]	%

5.4 Royalty Term. Unity’s obligation to pay royalties on Net Sales of Licensed Product under this Agreement shall continue on a country-by-country and Licensed Product-by-Licensed Product basis until the later of (a) abandonment or expiration of the last Valid Claim that claims the [***] contained in such Licensed Product in such country, (b) the date of expiry of any applicable regulatory, pediatric, orphan drug or data exclusivity obtained for such Licensed Product in such country, or (c) ten (10) years after the first commercial sale of the Licensed Product by or under the authority of Unity in any country in the Territory.

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

5.5 Royalty Stacking. Unity shall be entitled to deduct from the amounts owing to Ascentage under Sections 5.2 and 5.3 above [***] percent ([***]%) of any royalties or other payments made to Third Parties for Enabling IP, provided that (a) the total aggregate amount payable to Ascentage under Sections 5.2 and 5.3 in any [***] may not be reduced to less than [***] percent ([***]%) of the amounts that would otherwise be due Ascentage in such [***], and

(a) Unity shall not be entitled to deduct any royalties or other payments made under the Existing Agreements. If, in any [***], Unity is not able to fully recover its [***] percent ([***]%) portion of the payments due to a Third Party, it shall be entitled to carry forward such right of off-set to future [***] with respect to the excess amount

5.6 Generic Products. If at any time during the term of this Agreement a Generic Product enters the market in any country and has for a period of at least [***] ([***]) consecutive [***] a market share in such country of at least [***] percent ([***]%) of the then combined unit volume of the corresponding Licensed Product (i.e., the Licensed Product containing the same active pharmaceutical ingredient(s) as are present in the Generic Product) and such Generic Product, then Unity’s obligation to pay royalties to Ascentage on Net Sales of such Licensed Product in such country shall be to reduced to [***] percent ([***]%) of the amounts that would otherwise be due Ascentage under Section 5.3 in such calendar quarter.

5.7 Maximum Reduction to Royalties. Notwithstanding anything to the contrary in this Article 5, in no event shall the royalties owing to Ascentage with respect to Net Sales of a Licensed Product in any country be reduced by cumulative operation of Sections 5.5 and 5.6 to less than [***] percent ([***]%) of the amounts that would otherwise be due Ascentage under Section 5.3 in such calendar quarter.

5.8 Combination Products. In the event that a Licensed Product is sold for a single price in combination with another therapeutically active pharmaceutical ingredient, or other product or service, for which no royalty would be due hereunder if sold separately, Net Sales from such combination sales, for purposes of calculating the applicable royalty rate and the applicable royalty due under Section 5.3 shall be calculated by multiplying the Net Sales of the combination product by the fraction A/(A + B), where A is the average gross selling price during the previous [***] of the Licensed Product sold separately and B is the gross selling price during the previous [***] of the therapeutically active ingredient, product or service. In the event that separate sales of the Licensed Product or the additional therapeutically active ingredient, product or service were not made during the previous [***], then the Net Sales shall be reasonably allocated between such Licensed Product and such other active ingredient, product or service as agreed upon by the Parties, or failing agreement, determined in accordance with Section 13.1 (Dispute Resolution) below.

5.9 Unity’s Covenant. Unity hereby agrees that any shares of common stock issued to Ascentage will not be diluted unless diluted in good faith by Unity on a proportionate basis to the other shares of common stock of Unity outstanding at the time of any such dilution, and subject to the anti-dilution protections as set forth in Unity’s certificate of incorporation, as may be amended from time to time in good faith; provided further, that Unity shall not take actions that specifically treat Ascentage differently from other holders of common stock, or issue any capital stock in a manner which is intended to circumvent this covenant. The shares of common stock

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

issued to Ascentage shall be duly adjusted for any bonus issue, share split, consolidation, subdivision, reclassification, recapitalization or similar arrangement of Unity, in each case in accordance with, and as expressly contemplated by, Unity’s certificate of incorporation, as may be amended from time to time in good faith.

ARTICLE 6

ACCOUNTING; RECORDS; METHOD OF PAYMENT

6.1 Royalty Reports; Payments, Invoices. After the first sale of a Licensed Product on which royalties are payable by Unity hereunder, Unity shall make quarterly written reports to Ascentage within [***] ([***]) days after the end of each calendar quarter, stating in each such report the number, description, and aggregate Net Sales of Licensed Product sold during the calendar quarter upon which a royalty is payable under Article 5 above. Concurrently with the making of such reports, Unity shall pay to Ascentage all amounts payable pursuant to Article 5 above, in accordance with the payment provisions of Section 6.3.

6.2 Records; Inspection. During the term of this Agreement and for a period of [***] ([***]) years thereafter, Unity and its Affiliates shall keep complete, true and accurate books of account and records for the purpose of determining the amounts payable to Ascentage under this Agreement. Ascentage shall have the right to cause an independent, certified public accountant reasonably acceptable to Unity to audit such records to confirm gross sales, Net Sales and royalty payments for a period covering not more than the preceding [***] ([***]) years. Unity agrees to either: (a) require each of its Third Party Sublicensees to maintain similar books and records and to open such records for inspection by an independent, certified public accountant reasonably satisfactory to such Third Party Sublicensee, on behalf of, and as required by, Ascentage for the purpose of verifying payments hereunder, or (b) obtain such audits rights from the Third Party Sublicensee for itself and exercise such audit rights on behalf of Ascentage upon Ascentage’s request and disclose the results thereof to Ascentage. All such inspections may be made no more than [***] each calendar year at reasonable times and on reasonable notice. No accounting period of Unity or its Affiliate or Third Party Sublicensee shall be subject to audit more than one time hereunder. Such independent, certified public accountant will be obliged to execute a reasonable confidentiality agreement prior to commencing any such inspection. The results of any inspection hereunder shall be provided to both Parties, and Unity shall pay any underpayment to Ascentage within [***] ([***]) days. Inspections conducted under this Section 6.2 shall be at the expense of Ascentage (and Ascentage will reimburse Unity’s reasonable out-of-pocket costs of those inspections conducted by Unity at Ascentage’s request under (b) above), unless a variation or error producing an increase exceeding [***] percent ([***]%) of the amount stated for any period is established in the course of any such inspection, whereupon all costs of such audit of such period will be paid by Unity.

6.3 Payment Method. All payments due hereunder shall be made in U.S. dollars, and shall be made by bank wire transfer in immediately available funds to an account designated by Ascentage in a written notice to Unity. If any currency conversion shall be required in connection with the payment of royalties hereunder, such conversion shall be made by using the exchange rates used by Unity in calculating Unity’s own revenues for financial reporting purposes.

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

6.4 Late Payments. Any payments due from Unity that are not paid on the date such payments are due under this Agreement shall bear interest at [***] ([***]%) above the then prevailing US Federal Funds Target Rate (Bloomberg page: FDTR <Index>) per annum calculated on a daily basis and payable for the period from the date payment is due until the date payment is actually made. This Section 6.4 shall in no way limit any other remedies available to any Party.

ARTICLE 7

PATENT PROSECUTION AND ENFORCEMENT

7.1 Prosecution of Patents within the Licensed Intellectual Property.

7.1.1 General.

(a) Except as set forth in Section 7.1.1(b) or Section 7.1.1(c) hereof, Ascentage shall have the sole right to control the preparation, filing, prosecution and maintenance of all Licensed Patents using patent counsel of its choice.

(b) Unity shall have the first right, but not the obligation, to prepare, file, prosecute and maintain Licensed Product-Specific Patents. Unity shall (i) keep Ascentage reasonably informed as to its filing and prosecution strategy for Licensed Product-Specific Patents and the filing, prosecution and maintenance of Licensed Product-Specific Patents, (ii) provide Ascentage with a reasonable opportunity to review drafts of proposed patent office submissions with respect to Licensed Product-Specific Patents; and (iii) consider in good faith the requests and suggestions of Ascentage with respect to strategies for filing and prosecuting such Licensed Product-Specific Patents. In the event that Unity desires to abandon or decline further responsibility for any such Licensed Product-Specific Patent, Unity shall provide reasonable prior written notice to Ascentage of such intention to abandon or decline responsibility, but in no case later than [***] ([***]) days prior to any required action relating to the filing, prosecution or maintenance of such Licensed Product-Specific Patent, and Ascentage shall have the right, at its discretion, to assume such responsibility.

(c) With respect to any Licensed Patent (other than a Licensed Product-Specific Patent) that claims the Licensed Compound and/or Licensed Product, Ascentage shall have the first right, but not the obligation, to prepare, file, prosecute and maintain such Licensed Patent and shall (i) keep Unity reasonably informed as to its filing and prosecution strategy for such Licensed Patent and the filing, prosecution and maintenance of such Licensed Patent, (ii) provide Unity with a reasonable opportunity to review drafts of proposed patent office submissions with respect to such Licensed Patent; and (iii) follow the directions given by Unity with respect to filing and prosecuting such Licensed Patents, unless [***], in which case [***] and [***]. In the event that Ascentage desires to abandon or decline further responsibility for any Licensed Patent, Ascentage shall provide Unity [***] notice and the opportunity to assume responsibility for such Licensed Patent.

7.1.2 For purposes of this Article 7, “prosecution and maintenance” of patents and patent applications shall be deemed to include, without limitation, the conduct of interferences or oppositions, and/or requests for re-examinations, reissues or extensions of patent terms.

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

7.2 Enforcement of Licensed Patents. If either Party determines that a Third Party is making, using or selling a product that may infringe any Licensed Patent, that Party shall notify the other Party in writing.

7.2.1 Infringement by a Competitive Product.

(a) With respect to any such infringing activity that involves the manufacture, use or sale by a Third Party of any product that [***] (“Competitive Product”), Unity shall have the first right, at its sole option, to bring suit to enforce any Licensed Patent, and/or to defend any declaratory judgment action with respect thereto (“Enforcement Action”); provided, however, that Unity shall keep Ascentage reasonably informed as to the defense and/or settlement of any such Enforcement Action. Ascentage shall have the right to participate in any such Enforcement Action with counsel of its own choice at its own expense. All recoveries received by Unity from an Enforcement Action shall be first applied to reimburse Unity’s and then Ascentage’s unreimbursed expenses, including without limitation, reasonable attorney’s fees and court costs. Any remainder shall, to the extent the same pertains to an infringing activity that involves the manufacture, use or sale by a Third Party of any Competitive Product, be treated as Net Sales.

7.2.2 In the event Unity elects not to initiate an Enforcement Action with respect to any commercially significant infringing activity that involves the manufacture, use or sale by a Third Party of any Competitive Product within [***] ([***]) days of a request by Ascentage to do so ([***]), Ascentage may initiate such action at its expense. Unity shall have the right to participate in any such action with counsel of its own choice at its own expense. All recoveries received by Ascentage from an Enforcement Action shall be first applied to reimburse Ascentage’s and then Unity’s unreimbursed expenses, including without limitation, reasonable attorney’s fees and court costs. Any remainder shall, to the extent the same pertains to an infringement of the Licensed Patents, be split [***].

7.2.3 Other Instances of Infringement. With respect to any such infringing activity that does not involve the manufacture, use or sale by a Third Party of a Competitive Product, Ascentage shall have the sole right, at its sole option, to bring suit to enforce any Licensed Patent, and/or to defend any declaratory judgment action with respect thereto and to retain all recoveries received by Ascentage in connection therewith.

7.3 Infringement Claims Against Unity. If the production, sale or use of a Licensed Product pursuant to this Agreement results in any claim, suit or proceeding alleging patent infringement against Unity (or its Affiliates or sublicensees), Unity shall promptly notify Ascentage thereof in writing setting forth the facts of such claim in reasonable detail. As between the Parties, Unity will be entitled to control the defense in any such action(s). Unity agrees to keep Ascentage reasonably informed of all material developments in connection with any such claim, suit or proceeding as it relates to the Licensed Intellectual Property. Notwithstanding the above, Unity shall not admit the invalidity of any Licensed Patent without written consent from Ascentage.

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

7.4 Cooperation. In any legal action undertaken by a Party pursuant to Sections 7.2 or 7.3 of this Agreement (the Party bringing or defending such legal action, the “Enforcing Party”), the non-Enforcing Party shall cooperate fully with the Enforcing Party, including without limitation by joining as a party plaintiff if necessary for legal standing and executing such documents as the Enforcing Party may reasonably request. Upon the request of, and at the expense of, the Enforcing Party, the non-Enforcing Party shall make available at reasonable times and under appropriate conditions all relevant personnel, records, papers, information, samples, specimens and other similar materials in its possession.

7.5 No Implied Obligations. Except as expressly provided in this Article 7, neither Party has any obligation to bring or prosecute actions or suits against any Third Party for patent infringement.

7.6 UM License Agreement. Notwithstanding the foregoing provisions of this Article 7, with respect to the Licensed Patents subject of the UM License Agreement, Unity’s rights under this Article 7 shall be limited to the extent of Ascentage’s rights to prosecute and enforce such Licensed Patents under the UM License Agreement, provided that (a) with respect to Licensed Product-Specific Patents that have been in-licensed from UM, to the extent the UM License Agreement will not permit Unity to control the prosecution of such patents, Ascentage agrees to (i) share with Unity the information Ascentage receives from UM under Section 7.2 of the UM License Agreement with respect to such patents, (ii) provide Unity with a reasonable opportunity to review and comment upon such information; and (iii) pass along to UM Unity’s comments and requested actions, and (b) Ascentage shall at Unity’s request and expense cooperate with Unity in order exercise the enforcement rights granted to Ascentage under Section 8.1 of the UM License Agreement, in each case permitted by the UM License Agreement.

ARTICLE 8

OPTION FOR CHINA JOINT VENTURE

8.1 Option for China JVCO. Unity shall grant to Ascentage an option to commercialize Licensed Products in Greater China jointly with Unity through the joint venture entity (“China JVCO”) to be established in accordance with Section 8.4 of the Library Agreement (“JVCO Option”). The process for exercise of the JVCO Option and all documents relating to China JVCO shall be agreed upon by [***] and [***] within [***] following the execution of the Library Agreement.

8.2 Limitation of Obligations; Certain Covenants.

8.2.1 Notwithstanding anything to the contrary, nothing in this Agreement shall be deemed to have granted Unity or any of its sublicensees the right to develop, manufacture, distribute, sell or otherwise commercialize the Licensed Products in the Greater China.

8.2.2 Ascentage hereby covenants that it shall not develop, manufacture, distribute, sell or otherwise commercialize the Licensed Compound (including any Licensed Products containing the Licensed Compound) in the Greater China except through the China JVCO. In the event of a breach by Ascentage of its obligations under this Section 8.2.2, the [***] and [***] shall [***].

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

8.2.3 Unity and Ascentage hereby covenant that they shall cooperate with respect to the establishment of the China JVCO, including without limitation by (a) initiating negotiation of the form agreements relating to the JVCO within [***] of the effective date of the Library Agreement, (b) using commercially reasonable efforts to reach agreement on such form agreements within [***] ([***]) [***] of the effective date of the Library Agreement, including ensuring that [***] and [***] devote at least [***] to such negotiations until such form agreements are agreed upon, and (c) signing the agreements for establishment of the China JVCO agreed upon by [***] and [***].

ARTICLE 9

CONFIDENTIALITY

9.1 Confidential Information. Except as otherwise expressly provided herein, the parties agree that the receiving party shall not, except as expressly provided in this Article 9, disclose to any Third Party or use for any purpose any information which is disclosed to it by the other party, whether orally or in writing, and identified as confidential (“Confidential Information”), except to the extent that it can be established by the receiving party by competent proof that such information:

(a) Was already known to the receiving party, other than under an obligation of confidentiality, at the time of disclosure;

(b) Was generally available to the public or otherwise part of the public domain at the time of its disclosure to the receiving party;

(c) Became generally available to the public or otherwise part of the public domain after its disclosure and other than through any act or omission of the receiving party in breach of this Agreement;

(d) Was independently developed by the receiving party without reference to information provided by the disclosing party as demonstrated by documented evidence prepared contemporaneously with such independent development; or

(e) Was disclosed to the receiving party, other than under an obligation of confidentiality, by a Third Party who had no obligation to the disclosing party not to disclose such information to others.

9.2 Permitted Use and Disclosures. Each party hereto may use or disclose Confidential Information of the other party to the extent such use or disclosure is reasonably necessary in the following instances: (a) exercising the rights granted to it hereunder (including, in the case of Unity, developing, commercializing and/or sublicensing of Licensed Products) or in carrying out its obligations hereunder; (b) filing or prosecuting Patents as permitted by this Agreement;

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(a) prosecuting or defending litigation; and (d) complying with applicable court orders or governmental regulations. Notwithstanding the foregoing, in the event a party is required to make a disclosure of the other party’s Confidential Information pursuant to clause (c) or (d) of this Section 8.2, it will, except where impracticable, give reasonable advance notice to the disclosing party of such disclosure and use efforts to secure confidential treatment of such information at least as diligent as such party would use to protect its own confidential information, but in no event less than reasonable efforts. In addition, Unity shall have the right to disclose Confidential Information regarding the Licensed Compound or Licensed Products to Third Parties in connection with due diligence or similar investigations, to potential Third Party investors, and others on a need to know basis, in each case under terms of confidentiality that are appropriate for the circumstances, or to the extent required by law.

9.3 Nondisclosure of Terms. Each of the parties hereto agrees not to disclose the terms of this Agreement to any Third Party without the prior written consent of the other party hereto, which consent shall not be unreasonably withheld; provided that a party may disclose the terms of this Agreement without such consent to such party’s attorneys and advisors, to Third Parties in connection with due diligence or similar investigations, to potential Third Party investors, and others on a need to know basis, in each case under terms of confidentiality that are appropriate for the circumstances, or to the extent required by law.

9.4 Public Announcement. Unity may, in its discretion, issue a press release announcing the formation of this Agreement, which shall be substantially in a form approved by Ascentage prior to execution of the Agreement. Except with respect to such initial release or as otherwise required by law, neither party shall issue an additional press release or public announcement relating to this Agreement without the prior written approval of the other party, which shall not be withheld unreasonably. Either party may refer to the license granted under this Agreement in promotional and other communications with prospective customers and investors, subject to the prior written approval of the other party of the form, substance and intended use of such reference, and provided that such disclosure shall not include any technical details or any financial terms of the license. For purposes of clarification, after a party has obtained the other party’s written approval of the form, substance and intended use of a particular reference, no further approval of the other party will be required for inclusion of the same reference in future communications that are intended for the same use.

ARTICLE 10

INDEMNIFICATION

10.1 Unity. Unity agrees to indemnify and defend Ascentage and its directors, officers, employees, agents and their respective successors, heirs and assigns (the “Ascentage Indemnitees”) against any losses, costs, claims, damages, liabilities or expense (including reasonable attorneys’ and professional fees and other expenses of litigation) (collectively, “Liabilities”) arising, directly or indirectly out of or in connection with Third Party claims, suits, actions, demands or judgments, to the extent (a) relating to Licensed Products developed, manufactured, used, sold or otherwise distributed by or on behalf of Unity, its Affiliates, sublicensees or other designees (excluding Ascentage, its Affiliates and licensees) including, without limitation, product liability and patent infringement claims, or (b) resulting from a breach by Unity of its representations and warranties under this Agreement, except, in each case, to the extent such Liabilities result from the negligence or intentional misconduct of Ascentage or Ascentage’s breach of its representations and warranties under this Agreement, including without limitation its product warranties under Section 1.13 of Schedule 4.1.

10.2 Ascentage. Ascentage agrees to indemnify and defend Unity and its directors, officers, employees, agents and their respective heirs and assigns (the “Unity Indemnitees”) against any Liabilities arising, directly or indirectly out of or in connection with Third Party claims, suits, actions, demands or judgments, to the extent resulting from a breach by Ascentage of its representations and warranties under this Agreement, including without limitation its product warranties under Section 1.13 of Schedule 4.1, except, in each case, to the extent such Liabilities result from the negligence or intentional misconduct of Unity or Unity’s breach of its representations and warranties under this Agreement.

10.3 Procedure. In the event that any party intends to claim indemnification under this Article 10 (each such party, an “Indemnitee”) it shall promptly notify the other Party in writing of such alleged Liability. The indemnifying Party shall have the right to control the defense thereof with counsel of its choice as long as such counsel is reasonably acceptable to Indemnitee; provided, however, that any Indemnitee shall have the right to retain its own counsel at its own expense, for any reason, including if representation of any Indemnitee by the counsel retained by the indemnifying Party would be inappropriate due to actual or potential differing interests between such Indemnitee and any other Party reasonably represented by such counsel in such proceeding. The indemnifying Party shall keep the Indemnitee regularly informed of the status of the defense of any action, claim or liability covered by this Article 10 and shall take into consideration the Indemnitee’s reasonable comments thereon. The affected Indemnitee shall cooperate with the indemnifying Party and its legal representatives in the investigation of any action, claim or liability covered by this Article 10. The Indemnitee shall not compromise or settle any claim or suit, or voluntarily incur any expense with respect to any such claim or suit, in each case, without the prior written consent of the indemnifying Party, which such Party shall not be required to give. The failure to deliver written notice to the indemnifying Party within a reasonable time after the commencement of any action with respect to any action, claim or liability covered by this Article 10, if prejudicial to its ability to defend such action, shall relieve the indemnifying Party of any liability to the Indemnitee under this Article 10.

ARTICLE 11

REPRESENTATIONS AND WARRANTIES

11.1 General Warranties. Each Party represents and warrants to the other Party that it is a corporation duly organized and validly existing under the laws of the state or country of its incorporation, the execution, delivery and performance of this Agreement by such Party has been duly authorized by all requisite corporate action, and it has the power and authority to execute and deliver this Agreement and to perform its obligations hereunder (including, in the case of Ascentage, granting the rights and licenses described in Article 2).

11.2 Ascentage Warranties. Ascentage represents and warrants on its own behalf and on behalf of its Affiliates that as of the Effective Date:

(a) except as otherwise disclosed to Unity in writing prior to the Effective Date, (i) Ascentage has not received written notice from a Third Party claiming that the Licensed Compound infringes the intellectual property rights of any Third Party, and (ii) Ascentage is not a party to any legal action, suit or proceeding relating to the Licensed Compound.

(b) except as otherwise disclosed to Unity in writing prior to the Effective Date, there are no actual or pending actions, suits or claims, by any Third Party (i) challenging the ownership of the Licensed Compound; or (b) challenging the validity, effectiveness, enforceability, or ownership of the Licensed Intellectual Property.

(c) except as otherwise disclosed to Unity in writing prior to the Effective Date, the Licensed Patents are subsisting, in force or pending, as the case may be, and are not the subject of any interference, reissue, reexamination, opposition, cancellation or similar administrative proceedings.

(d) except as otherwise disclosed to Unity in writing prior to the Effective Date, Ascentage has not brought a claim alleging an infringement by a Third Party of any of the Licensed Patents and to Ascentage’s actual knowledge, there is no actual or alleged infringement by a Third Party of any of the Patents within the Licensed Patents.

(e) there are no Patents: (a) filed by Ascentage and subsequently assigned to Third Party, or (b) with respect to which Ascentage or its Affiliates have acquired rights from a Third Party (i.e., through in-licenses, cross-licenses or otherwise), in each case that (i) would be required for Unity to research, develop, manufacture, use or commercialize the Licensed Compound and (ii) are not included within the Licensed Intellectual Property.

(f) except as otherwise disclosed to Unity in writing prior to the Effective Date, there are no actual or pending suits or claims by any Third Party asserting that the manufacture, use, sale, offer for sale or importing of the Licensed Compound infringes the intellectual property of a Third Party and to Ascentage’s knowledge, the development and commercialization of the Licensed Compound would not infringe (i) any issued Patents of any Third Party (other than Patents in-licensed from UM), or (ii) any published Patent claim of any Third Party (other than claims of Patents in-licensed from UM) if such claim were to issue as published.

(g) Ascentage has disclosed to Unity all material agreements with Third Parties in effect as of the Effective Date pursuant to which Licensed Intellectual Property was licensed, acquired or sold, including without limitation all amendments to the UM License Agreement entered into by UM and Ascentage subsequent to the effective date of the License Agreement.

(h) Ascentage has not previously granted and will not grant any rights in the Licensed Intellectual Property that are inconsistent with the rights and licenses granted to Unity herein.

11.3 Certain Rights and Obligations under the UM License Agreement.

(a) Ascentage shall not modify, amend or otherwise alter the UM License Agreement to the extent the same would materially and adversely affect Unity’s rights under this Agreement.

(b) Ascentage shall not (a) exercise or fail to exercise any right under the UM License Agreement or (b) provide or fail to provide any consent or approval with respect to any right or obligation under the UM License Agreement, in each case to the extent the same would materially and adversely affect Unity’s rights under this Agreement.

(c) Ascentage shall not unilaterally terminate the UM License Agreement.

11.4 Disclaimer. EXCEPT AS OTHERWISE EXPRESSLY SET FORTH IN THIS AGREEMENT, NEITHER PARTY MAKES ANY REPRESENTATIONS OR EXTENDS ANY WARRANTIES TO THE OTHER PARTY OF ANY KIND, EITHER EXPRESS OR IMPLIED, REGARDING THE LICENSED COMPOUND, LICENSED PRODUCTS OR THE LICENSED INTELLECTUAL PROPERTY, INCLUDING, BUT NOT LIMITED TO, WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NONINFRINGEMENT, AND VALIDITY OF LICENSED INTELLECTUAL PROPERTY CLAIMS, ISSUED OR PENDING.

11.5 Limitation of Liability. EXCEPT FOR LIABILITY FOR BREACH OF ARTICLE 9, NEITHER PARTY SHALL BE ENTITLED TO RECOVER FROM THE OTHER PARTY ANY SPECIAL, INCIDENTAL, CONSEQUENTIAL OR PUNITIVE DAMAGES IN CONNECTION WITH THIS AGREEMENT; provided, however, that this Section 11.5 shall not be construed to limit either party’s indemnification obligations under Article 10.

ARTICLE 12

TERM AND TERMINATION

12.1 Term. The term of this Agreement shall commence on the Effective Date and, unless earlier terminated as provided in this Article 12, shall continue in full force and effect on a country-by-country basis until the expiration of all royalty obligations pursuant to this Agreement for such country, as provided in Section 5.4 above. Unity’s license with respect to the Licensed Technology shall survive the expiration (but not an earlier termination) of this Agreement, provided that such license shall thereafter become nonexclusive and fully paid-up.

12.2 Termination for Breach. Either Party may terminate this Agreement in the event that the other Party shall have materially breached or defaulted in the performance of any of its material obligations hereunder, and such breach or default shall have continued for sixty (60) days after written notice of such breach and intent to terminate this Agreement therefor was provided to the breaching Party by the nonbreaching Party. Any such termination shall become effective at the end of such sixty (60) day period unless the breaching Party has cured any such breach or default prior to the expiration of the sixty (60) day period. Notwithstanding the foregoing, if the Party alleged to be in breach of this Agreement in good faith disputes such breach within such sixty (60) day period, the nonbreaching Party shall not have the right to terminate this Agreement unless it has been determined by arbitration pursuant to Section 13.2 that this Agreement was materially breached, and the breaching Party fails to comply with its obligations hereunder within sixty (60) days after such determination.

12.3 Termination by Unity. Any provision herein notwithstanding, Unity may terminate this Agreement, in its entirety or as to any particular Patent within the Licensed Patents, or as to any particular Licensed Product, at any time by giving Ascentage at least ninety (90) days prior written notice. From and after the effective date of a termination under this Section 12.3 with respect to a particular Patent in a particular country, such Patent shall cease to be within the Licensed Patents for all purposes of this Agreement, and all rights and obligations of Unity with respect to such Patent(s) shall terminate. From and after the effective date of a termination under this Section 12.3 with respect to a particular Licensed Product, the license granted under Section 2.1 above shall terminate with respect to such Licensed Product, and the same shall cease to be a Licensed Product for all purposes of this Agreement. Upon a termination of this Agreement in its entirety under this Section 12.3, all rights and obligations of the parties shall terminate, except as provided in Section 12.4 below. For clarity, Unity shall remain obligated to pay any and all milestone and other payments accrued, due and payable to Ascentage prior to such termination.

12.4 Effect of Termination.

12.4.1 Accrued Obligations. Expiration or any termination of this Agreement shall not release either Party hereto from any liability which at the time of such expiration or termination has already accrued to such Party or which is attributable to a period prior to such expiration or termination, subject to the terms of this Agreement, nor preclude either Party from pursuing any rights and remedies it may have hereunder or at law or in equity which accrued to it prior to such expiration or termination, subject to the terms of this Agreement.

12.4.2 Sales of Existing Inventory of Licensed Product. In the event this Agreement is terminated for any reason with respect to a Licensed Product after the first approval of an MAA for such Licensed Product, Unity shall provide Ascentage with a written inventory of all quantities of such Licensed Product that Unity and its Affiliates have in stock and, for a period of [***] ([***]) [***] after such termination, Unity and its Affiliates shall have the right to sell or otherwise dispose of such Licensed Product, all subject to the payment to Ascentage of royalties pursuant to Article 5 hereof.

12.4.3 Survival of Sublicenses. Upon termination of this Agreement for any reason, any sublicense granted by Unity hereunder to a Third Party Sublicensee shall survive, provided that such Third Party Sublicensee continues to pay to Ascentage the milestones and royalties that would have been due to Ascentage under this Agreement based on such Third Party Sublicensee’s activities had this Agreement not terminated. For clarity, in the event that a Third Party Sublicensee fails to pay to Ascentage the applicable milestones and royalties due to Ascentage based on such Third Party Sublicensee’s activities, Ascentage shall be entitled to terminate such surviving sublicense by providing such Third Party Sublicensee written notice of termination, which notice shall take effect [***] ([***]) days after it is received by such Third Party Sublicensee unless such Third Party Sublicensee has cured any such breach or default prior to the expiration of the [***] ([***]) day period.

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

12.4.4 Library Agreement. This Agreement is independent of, and shall not be affected by, the expiration or termination of the Library Agreement, and vice versa.

12.4.5 Survival. Articles 1 (Definitions), 6 (Accounting; Records; Method of Payment), 9 (Confidentiality), 10 (Indemnification), 13 (Dispute Resolution) and 14 (Miscellaneous) and Sections 7.2.1 (with respect to any ongoing Enforcement Action), 11.3, 11.4 and 12.4 shall survive the expiration or termination of this Agreement for any reason. Except as otherwise provided in this ARTICLE 12, all rights and obligations of the parties under this Agreement shall terminate upon the expiration or termination of this Agreement.

ARTICLE 13

DISPUTE RESOLUTION

13.1 Dispute Resolution. If an unresolved dispute arises out of or relates to this Agreement, or the breach thereof, either Party may refer such dispute to the [***] of Unity and Ascentage, who shall meet in person or by telephone within [***] ([***]) days after such referral to attempt in good faith to resolve such dispute. If such matter cannot be resolved by discussion of such officers within such [***] ([***]) days period (as may be extended by mutual agreement), either Party shall be entitled to seek resolution of such dispute pursuant to Section 13.2 below.

13.2 Arbitration. If the parties are unable to resolve a dispute on an issue of interpretation, breach or enforcement of this Agreement, the parties shall refer such dispute to be finally resolved by binding arbitration under the terms of this Section 13.2, except that all disputes with respect to the validity or infringement of Patents shall be subject to applicable federal court jurisdiction and not subject to the terms of this Section 13.2. Whenever a party shall decide to institute arbitration proceedings, it shall give written notice to that effect to the other party. Any such arbitration shall be conducted under the [***] by a panel of three (3) arbitrators in [***]. Each party shall select one (1) arbitrator who is not employed by, or otherwise affiliated with, such party within [***] ([***]) days after the institution of arbitration proceedings, and the two (2) arbitrators so selected shall designate the third arbitrator. The parties shall use their commercially reasonable efforts to conclude the arbitration hearings within [***] ([***]) [***] following the confirmation of the third and presiding arbitrator.

13.3 Injunctive Relief. Each Party shall be free to seek preliminary or permanent injunctive relief, restraining order or degree of specific performance in any court of competent jurisdiction. For avoidance of doubt, any such equitable remedies provided under this Section 13.3 shall be cumulative and not exclusive and are in addition to any other remedies, which either Party may have under this Agreement or applicable law.

ARTICLE 14

MISCELLANEOUS

14.1 Governing Laws. This Agreement and any dispute arising from the construction, performance or breach hereof shall be governed by and construed, and enforced in accordance with, the laws of the state of New York, USA, without reference to conflicts of laws principles.

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

14.2 Waiver. It is agreed that no waiver by either Party hereto of any breach or default of any of the covenants or agreements herein set forth shall be deemed a waiver as to any subsequent and/or similar breach or default.

14.3 Assignment. This Agreement shall not be assignable by either party without the written consent of the other party hereto, except that either party may assign this Agreement, without such consent, to an entity that acquires all or substantially all of the business or assets of such party to which this Agreement relates, whether by merger, reorganization, acquisition, sale, or otherwise; provided, however, that within [***] ([***]) days of such an assignment, the assignee shall agree in writing to be bound by the terms and conditions of this Agreement. Subject to the foregoing, this Agreement shall bind and inure to the benefit of each party’s successors and permitted assigns.

14.4 Independent Contractors. The relationship of the Parties hereto is that of independent contractors. The Parties hereto are not deemed to be agents, partners or joint venturers of the others for any purpose as a result of this Agreement or the transactions contemplated thereby.

14.5 Compliance with Laws. In exercising their rights under this Agreement, the Parties shall fully comply in all material respects with the requirements of any and all applicable laws, regulations, rules and orders of any governmental body having jurisdiction over the exercise of rights under this license including, without limitation, those applicable to the discovery, development, manufacture, distribution, import and export and sale of Licensed Products pursuant to this Agreement.

14.6 Notices. All notices, requests and other communications hereunder shall be in writing and shall be personally delivered or by registered or certified mail, return receipt requested, postage prepaid, in each case to the respective address specified below, or such other address as may be specified in writing to the other Parties hereto and shall be deemed to have been given upon receipt:

If to Unity:	Unity Biotechnology, Inc. 1700 Owens Street, Suite 535 San Francisco, CA 94158, USA Attention: [***] Email: [***]

If to Ascentage:	Ascentage Pharma Group Corp. Ltd. Room 201, QB3 Building, Medical City Avenue Hi-Tech BioMed District, Taizhou City, Jiangsu Province P.R. China, 225300 Attention: [***] Email: [***]

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

14.7 Severability. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect to the fullest extent permitted by law without said provision, and the Parties shall amend the Agreement to the extent feasible to lawfully include the substance of the excluded term to as fully as possible realize the intent of the Parties and their commercial bargain.

14.8 Advice of Counsel. Unity and Ascentage have each consulted counsel of their choice regarding this Agreement, and each acknowledges and agrees that this Agreement shall not be deemed to have been drafted by one Party or another and will be construed accordingly.

14.9 Performance Warranty. Each Party hereby warrants and guarantees the performance of any and all rights and obligations of this Agreement by its Affiliates, licensees and sublicensees.

14.10 Force Majeure. Neither Party shall lose any rights hereunder or be liable to the other Party for damages or losses (except for payment obligations) on account of failure of performance by the defaulting Party if the failure is occasioned by war, strike, fire, Act of God, earthquake, flood, lockout, embargo, unusual and unexpected governmental intervention, failure of suppliers, or any other reason where failure to perform is beyond the reasonable control and not caused by the negligence, intentional conduct or misconduct of the non-performing Party and such Party has exerted all reasonable efforts to avoid or remedy such force majeure; provided, however, that in no event shall a Party be required to settle any labor dispute or disturbance.

14.11 Complete Agreement. This Agreement with its schedules, together with the Library Agreement and its exhibits, constitutes the entire agreement, both written and oral, between the Parties with respect to the subject matter hereof, and all prior agreements respecting the subject matter hereof, either written or oral, express or implied, shall be abrogated, canceled, and are null and void and of no effect. No amendment or change hereof or addition hereto shall be effective or binding on either of the Parties hereto unless reduced to writing and executed by the respective duly authorized representatives of Unity and Ascentage.

14.12 Headings. The captions to the several Sections and Articles hereof are not a Part of this Agreement, but are included merely for convenience of reference and shall not affect its meaning or interpretation.

14.13 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same agreement.

14.14 Bankruptcy. All rights and licenses granted under or pursuant to this Agreement by each Party as a licensor are, and shall otherwise be deemed to be, for purposes of Section 365(n) of Title ll, U.S. Code (the “Bankruptcy Code”), licenses of rights to “intellectual property” as defined under section 101(35A) of the Bankruptcy Code. The Parties agree that each licensee of such rights under this Agreement, shall retain and may fully exercise all rights and elections it would have in the case of a licensor bankruptcy under the Bankruptcy Code. Each Party agrees during the term of this Agreement to create or maintain current copies, or if not amenable to copying, detailed descriptions or other appropriate embodiments, of all such intellectual property licensed to the other Party.

IN WITNESS WHEREOF, the Parties hereto have caused their duly authorized representatives to execute this Agreement.

ASCENTAGE PHARMA GROUP CORP. LTD.		UNITY BIOTECHNOLOGY, INC.

By:		By:

Name:	Dajun Yang, MD, PhD	Name:	Nathaniel David, PhD

Title:	Chief Executive Officer	Title:	Chief Executive Officer

Schedule 1.11 – Licensed Compound

Schedule 3.3 – Back-up Compound

Schedule 4.1 – Supply Terms

SCHEDULE 1.11

LICENSED COMPOUND

SCHEDULE 3.3

BACK-UP COMPOUND

SCHEDULE 4.1

SUPPLY TERMS

1.1 Product Supply. Ascentage shall supply Unity, its Affiliates and Sublicensees with such quantities of Clinical Materials and Licensed Compound as Unity, its Affiliates and Sublicensees may order from time-to-time during the term of the Agreement.

1.2 Clinical Supplies. Unity shall be entitled to order quantities of Clinical Materials and Licensed Compound for use in clinical trials and for development purposes (e.g., stability studies and other analytical purposes) in accordance with the terms of this Section 1.2.

(a) Clinical Materials. As used herein, “Clinical Materials” shall means Licensed Product that has been manufactured, labeled and packaged in compliance with applicable laws relating to experimental materials to be administered to human test subjects.

(b) Prior to completion of Phase II Clinical Trial. Prior to the completion of the first Phase II Clinical Trial carried out by Unity, its Affiliates and Sublicensees with respect to the Licensed Product, Ascentage shall supply to Unity the quantities of Clinical Materials that Unity may order from time-to-time order from Ascentage in accordance with this Section 1.2.

(c) After completion of Phase II Clinical Trial. Following completion of the first Phase II Clinical Trial carried out by Unity, its Affiliates and Sublicensees with respect to the Licensed Product, Ascentage shall supply to Unity the quantities of (i) Clinical Materials and/or (ii) Licensed Compound, that Unity may order from time-to-time order from Ascentage in accordance with this Section 1.2, in each case for use by Unity, its Affiliates and Sublicensees in carrying out additional clinical studies of the Licensed Product.

(d) Procedures. Unity shall periodically submit purchase orders to Ascentage for quantities of Clinical Materials and/or Licensed Compound, which purchase orders shall set forth the specific quantities needed, requested delivery date and shipping instructions. Such purchase orders shall be submitted to Ascentage with a minimal lead time [***]. Ascentage shall supply the quantities of Clinical Materials and/or Licensed Compound ordered by Unity by the delivery date designated by Unity in the relevant purchase order provided such order has been placed by Unity with at least the minimum lead time [***]. Ascentage does not guarantee fulfillment of any purchase orders less than the minimal lead time, however Ascentage will use commercially reasonable efforts to fulfill those purchase orders. No terms contained in any purchase order, order acknowledgment or similar standardized form shall be construed to amend or modify the terms of this Schedule 4.1 and in the event of any conflict, this Schedule 4.1 shall control, unless the Parties otherwise expressly agree in writing.

1.3 Commercial Supply. Unity shall be entitled to order quantities Licensed Compound for use in the manufacture of Licensed Product for commercial use in accordance with the terms of this Section 1.3.

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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(a) Rolling Forecasts. At least [***] ([***]) [***] prior to the first calendar quarter for which Unity will order commercial supplies of Licensed Compound, and thereafter at least [***] ([***]) [***] prior to the start of each subsequent calendar quarter, Unity shall provide Ascentage with an updated rolling written forecast of the quantities of the Licensed Compound estimated to be required on a month-by-month basis during the first calendar quarter for which Unity will order commercial supplies of the Licensed Compound for sale in the Unity Territory (“Q1”) and the next three (3) quarters (“Q2”, “Q3”, “Q4”, respectively). Unity shall only be obligated to purchase, and Ascentage shall only be obligated to supply, the quantities of Licensed Compound set forth in such forecast to the extent provided in Section 1.3(b) below.

(b) Orders.

(i) Orders. Together with each forecast provided under Section 1.3(a) above (the “Current Forecast”), Unity shall place its purchase order with Ascentage for delivery in Q1 of that quantity of Licensed Compound equal to the greater of: (i) the quantity of Licensed Compound reflected for Q1 in the Current Forecast; (ii) [***] percent ([***]%) of the quantity forecast for Q2 in the forecast provided under Section 1.3(a) above for the immediately preceding calendar quarter (the “First Preceding Forecast”); and (iii) [***] percent ([***]%) of the quantity forecast for Q3 in the forecast immediately preceding the First Preceding Forecast (the “Second Preceding Forecast”). Ascentage shall accept such orders from Unity, subject to the remaining terms and conditions of this Agreement, provided that Ascentage shall not be obligated to accept orders for Q1 to the extent the quantity ordered exceeds the lesser of: (i) [***] percent ([***]%) of the quantity forecast for Q2 in the First Preceding Forecast; and (ii) [***] percent ([***]%) of the quantity forecast for Q3 in the Second Preceding Forecast, but shall use good faith efforts to fill orders for such excess quantities from available supplies.

(ii) Form of Order.

(1) Unity’s orders shall be made pursuant to a purchase order which is in a form mutually acceptable to the Parties, and shall provide for shipment in accordance with reasonable delivery schedules as agreed upon from time to time by Ascentage and Unity. Unless otherwise agreed, each order shall be for a minimum of [***] ([***]) [***]. Ascentage shall accept all purchase orders delivered by Unity in accordance with this Schedule 4.1, and shall notify Unity within [***] ([***]) days from receipt of an order of its ability to fill any amounts of such order in excess of the quantities that Ascentage is obligated to supply.

(2) Notwithstanding the foregoing, during the period between the submission of the first purchase order for Licensed Compound under this Section 1.3 and [***] ([***]) months thereafter (“Ramp-Up Period”), Unity may order Product in any mutually agreed quantities provided that the timing of manufacture and delivery of such quantities of Licensed Compound, as well as the minimum remaining shelf life (as defined in Section 1.7) of such Licensed Compound at the time of delivery to Unity, shall be subject to mutual agreement on an order-by-order basis. The Parties shall reasonably cooperate during the Ramp-Up Period to coordinate Ascentage’s manufacturing of other quantities with Unity’s orders during the Ramp-Up Period.

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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(3) No terms contained in any purchase order, order acknowledgment or similar standardized form shall be construed to amend or modify the terms of this Agreement and in the event of any conflict, this Agreement shall control, unless the Parties otherwise expressly agree in writing.

1.4 Delivery. With respect to exact shipping dates, Ascentage shall [***] (a) ship the ordered quantities of Licensed Compound for commercial use on the dates specified in Unity’s purchase orders submitted and accepted in accordance with Section 1.3(b) above or (b) for Clinical Materials and Licensed Compound for use in clinical trials, to ship quantities of the Clinical Materials and Licensed Compound ordered by Unity pursuant to Section 1.2, on the dates requested by Unity in accordance with such Section. All Clinical Materials and Licensed Compound for use in clinical trials ordered under Section 1.2, and Licensed Compound for commercial use ordered under Section 1.3(b) (such Clinical Materials and Licensed Compound, collectively “Products”) will be delivered [***] (Incoterms 2010) named place of destination. Title and all risk of loss, delay or damage to the Products shall pass to Unity upon [***]. The shipping packaging shall be in accordance with good commercial practice and agreed by the Parties before shipment with respect to protection of the Product during transportation.

1.5 Specifications and Manufacturing Standards. Ascentage shall only release Product for shipment to Unity which complies with: (a) [***] (“Specifications”); and (b) [***] (“Manufacturing Standards”). Ascentage also agrees to meet the requirements of any regulatory authority in the Territory[***] as soon as reasonably practicable on the condition that: (i) Unity shall notify Ascentage of such requirements; and (ii) any increased cost to Ascentage associated with preparing for, coming into compliance with, and meeting such requirements shall be [***]. The Parties shall, at [***] before commencement of deliveries of the Product to Unity, conclude a separate quality agreement in a format suitable for submission to the Regulatory Authorities in all countries of the Territory, recording the agreed-upon Specifications and Manufacturing Standards and measures to assure compliance with cGMP regarding manufacturing, storage, transportation and release of Product (“Quality Agreement”).

1.6 Inspection; Product Rejection. Unity shall, promptly upon receipt of each shipment of the Product, perform a customary inspection.

(a) Each shipment of the Product to Unity shall be accompanied by the following written documentation: (i) the date of manufacture; (ii) delivered amount of Product units; (iii) a certificate of conformance issued by an Ascentage qualified person; (iv) a certificate of analysis setting forth the results of tests performed by Ascentage as required by the Specifications and Manufacturing Standards and (v) any other documentation set forth in the Quality Agreement.

(b) If the Product supplied by Ascentage under this Agreement fails to conform to the applicable Specifications and Manufacturing Standards, Unity shall notify Ascentage no later than [***] ([***]) [***] after its receipt of the Product of such non-conformity and Unity shall immediately present reasonable evidence to Ascentage of such non-conformity. Except as provided in Section 1.6(c) below, if Unity fails to notify Ascentage within such [***] ([***]) [***] period of any non-conformity, the Product shall be deemed to conform to the applicable Specifications and Manufacturing Standards.

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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(c) Notwithstanding the last sentence of Section 1.6(b) above, if within [***] ([***]) [***] after Unity’s receipt of any Product, Unity discovers any Latent Defects in such Product, Unity shall immediately notify Ascentage in writing and shall present reasonable evidence to Ascentage of such Latent Defects together with such notice. In such case, Ascentage shall replace Product in which such Latent Defects have been discovered in accordance with Section 1.6(d) below, it being understood that the foregoing shall not serve to limit Ascentage’s obligations under Section 10.2 to indemnify Unity for Third Party Claims arising from a breach by Ascentage of its product warranties under Section 1.13 of this Schedule 4.1. For purposes of this Section 1.6, “Latent Defect(s)” shall mean any non-conformity of Product to the applicable Specifications and/or Manufacturing Standards at the time of the delivery of Product to Unity that [***]

(d) Ascentage shall replace, at no additional expense to Unity, any Product rejected by Unity pursuant to Section 1.6(b), or any Product in respect of which Unity notifies Ascentage a Latent Defect has been discovered in accordance with Section 1.6(c), as applicable, with new Product which does conform with the Specifications and Manufacturing Standards [***] after receipt of Unity’s notification under Section 1.6(b) or Section 1.6(c), as applicable. The Parties may appoint a [***] to analyze any unit of the Product rejected by Unity under Section 1.6(b), or in respect of which Unity notifies Ascentage a Latent Defect has been discovered in accordance with Section 1.6(c), as applicable, and, if [***] that the Product was conforming, then Unity shall be responsible for payment for any such units of Product and any replacement Product shipped by Ascentage. Ascentage shall give Unity written instructions as to how Unity should, at Ascentage’s expense, dispose of any non-conforming Product, and such instructions shall comply with all appropriate governmental requirements. The costs of any Third Party determination initiated under this Section 1.6(d) shall be borne by the non-prevailing party.

1.7 Shelf Life. Except as otherwise agreed pursuant to Section 1.3(b)(ii)(2), all Licensed Compound ordered by Unity pursuant to Section 1.3 (i.e., all Licensed Compound to be used in the manufacture of Licensed Product for commercial use) shall at the time of receipt by Unity or its designee, have a minimum shelf-life [***].

1.8 Documentation. Ascentage shall keep and maintain for a duration in accordance with applicable laws: (i) reference samples and quality control records for each batch of raw material and packaging material used in the manufacture of the Product; and (ii) manufacturing and quality control records for each batch of the Product.

1.9 Purchase Price.

(a) Unity shall pay to Ascentage a purchase price for each Product equal to the Cost of Goods Sold for such Product plus [***] percent ([***]%).

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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(b) “Cost of Goods Sold” or “COGS” means the cost of goods sold of Products ordered by Unity and supplied by or on behalf of Ascentage to Unity as follows:

(i) To the extent the Product is manufactured by a Third Party under contract with Ascentage, and supplied to Unity by Ascentage, the Cost of Goods Sold shall mean (1) [***] (2) [***].

(ii) To the extent the Product is manufactured or otherwise processed by Ascentage, Cost of Goods Sold shall mean Direct Expenses and Manufacturing Overhead incurred by Ascentage in, and reasonably allocable to, the manufacture of such Product.

(iii) As used herein:

(1) “Direct Expenses” are (A) [***], and (B) [***].

(2) “Manufacturing Overhead” consists of a [***] associated with the manufacture of quantities of Product, for supply to Unity[***] (A) [***], (B) [***], (C) [***], (D) [***], (E) [***], (F) [***], and (G) [***].

(b) Cost of Goods Sold shall be calculated consistent with [***], and shall be consistent from year-to-year. The methodology to be used in making the allocations for any costs included in Cost of Goods Sold shall upon request be reviewed by the Parties.

1.10 Facilities. Ascentage shall manufacture or have manufactured all Product at the Facility(ies) and in accordance with, and shall only release the Products for shipment to Unity which complies with: (i) the Specifications for the Products; and (ii) all applicable Manufacturing Standards and all requirements set forth in the Quality Agreement. As used in this Schedule 4.1, “Facility” shall mean Ascentage’s or Ascentage’s Third Parties contractors cGMP-compliant facilities through which the Products supplied to Unity are manufactured, processed, tested, stored or distributed.

1.11 Unity Right of Inspection. Ascentage shall, upon written request of Unity with reasonable advance notice, permit Unity’s authorized representative, during normal working hours, to inspect (and if reasonably necessary, to copy) all manufacturing and quality control records for all manufacture of the Products.

1.12 Quality Audit. Unity shall be entitled, during normal working hours and upon reasonable prior notice to Ascentage, to inspect the Facility(ies), not more than once every [***], or if more frequent, at each variation of the manufacturing process for the Products. To that effect, Ascentage shall inform Unity of any variation to the manufacturing process of the Products in accordance with the Quality Agreement and as soon as reasonably practicable. Ascentage shall give Unity prior notice, to the extent practicable, of any inspections by the FDA, EMA or other regulatory authority in the Territory of the Facility(ies). Upon Unity’s reasonable written request, Ascentage shall, to the extent Ascentage has the right to do so: (a) permit a representative of Unity to be present at such inspections; (b) disclose to Unity the results of any such inspection by the FDA, EMA or any other regulatory authority in the Territory to the extent related to the Products, but in no event shall Ascentage be obligated to disclose the results of any such inspection to the extent relating to any other product of Ascentage or its Affiliates and/or (c) implement any measures necessary to respond to the regulatory authorities in a satisfactory manner.

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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1.13 Product Warranties. Ascentage represents, warrants and covenants to Unity as follows:

(a) All Products supplied hereunder shall comply with all material and applicable laws and Manufacturing Standards and meet all Specifications in all material respects, and Ascentage shall perform and document all manufacturing, processing, storage and supply activities with respect to Products supplied hereunder in compliance with all applicable laws.

(b) All Products supplied hereunder shall, at delivery to Unity or its designee, be in compliance in all respects with the minimum shelf-life requirements agreed upon as described in Section 1.7 of this Schedule 4.1.

(c) The Facility(ies), all equipment used for the manufacture of Products within the Facility(ies), and the activities contemplated herein will comply with all material and applicable laws and shall hold and maintain all governmental registrations, permits, licenses and approvals necessary for it to manufacture Products for Unity under this Agreement.

(d) Title to all Products delivered to Unity under this Agreement shall pass to Unity free and clear of any security interest, lien or other encumbrance.

1.14 Suppliers.

(a) Without limiting Ascentage’s responsibility under this Agreement, Ascentage shall have the right at any time to satisfy its supply obligations to Unity hereunder either in whole or in part through arrangements with Third Parties engaged to perform services or supply facilities or goods in connection with the manufacture, testing, and/or packaging of Products; provided that Ascentage shall remain responsible for such activities to the same extent as if Ascentage had performed such activities itself. Ascentage shall give Unity prior written notice of any such arrangement [***] and such notice shall be provided sufficiently in advance to permit Unity to [***] at [***].

(b) Unity shall have the right at any time during the term to qualify and register a Third Party manufacturer of Unity’s choosing to manufacture Licensed Compound and/or Licensed Product so long as Unity continues to obtain at least fifty percent (50%) of its overall requirements (on an annualized basis) from Ascentage of Licensed Product (in the case of pre-Phase III Clinical Trials) and Licensed Compound (in the case of Phase III Clinical Trials and commercial supply).

(c) Within a reasonable period from receiving written notice from Unity informing Ascentage of Unity’s decision to qualify a Third Party manufacturer to produce Licensed Compound and/or Licensed Products and after such Third Party manufacturer has executed a reasonable and customary confidentiality agreement with Ascentage to Ascentage’s reasonable satisfaction, Ascentage and Unity shall implement an appropriate exchange process and schedule for the transfer to Unity or a Third Party manufacturer of Unity’s choosing of Technology that is necessary or useful for the manufacture of Licensed Compound and Licensed Products (“Manufacturing Technology”) and thereafter shall transfer such Manufacturing Technology to such Third Party manufacturer in accordance with the agreed upon process and schedule. If after such initial transfer Unity identifies a particular item of Technology pertaining to the Licensed Compound and/or the manufacture thereof that is necessary or useful for the manufacture of Licensed Compound and Licensed Products but has not been previously transferred to Unity, Ascentage agrees to use reasonable efforts to provide the same to Unity in a reasonable time frame.

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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(d) In consideration for Ascentage’s providing the forgoing transfer of Manufacturing Technology with respect to a given Product, Unity agrees to pay to Ascentage a one-time technology transfer fee. The technology transfer fee is meant to compensate Ascentage for the [***] and will be a one-time payment of [***]. Additionally, the Parties agree that following the establishment of such second source, the purchase price due to Ascentage with respect to quantities of Licensed Compound and/or Licensed Product purchased thereafter shall be the [***] of the [***] and the [***] (“Purchase Price Adjustment”).

(e) Notwithstanding the foregoing, if Ascentage either materially breaches its obligations under the Supply Agreement or does not supply Unity with Licensed Compound or Licensed Product from [***] ([***]) or more orders submitted by Unity in accordance with Section 1.2(d) or 1.3(b) of this Exhibit 4.1 by the applicable delivery date, and in each case fails to cure such breach or supply failure within [***] ([***]) [***] of written notice from Unity, then (i) the requirement under Section 1.14(b) that Unity obtain at least fifty percent (50%) of its overall requirements from Ascentage of Licensed Compound and Licensed Product shall cease to apply, and (ii) any otherwise applicable Purchase Price Adjustment shall not apply.

1.15 Shortage of Supply.

(a) Cooperation. Ascentage and Unity shall cooperate to establish reasonable plans and procedures to avoid any shortage of supply of Products.

(b) Procedures. If at any time Ascentage becomes unable, or concludes that it will be unable, to supply Unity’s requirements for the Products, Ascentage shall promptly notify Unity in writing. In such event, the Parties shall promptly convene to address the problem, including locating alternative suppliers and facilities to increase production and identifying other actions necessary to resolve the problem. Based on such interactions, the Parties shall reasonably agree on appropriate measures to remedy the shortage and shall promptly implement such measures. In any event, both Parties agree to respond with the level of speed and diligence commensurate with the severity of the problem.

(c) Allocation. If despite the foregoing measures Ascentage is unable to supply Unity’s requirements of Product, Ascentage shall allocate the quantities of the Product that (i) Ascentage has in inventory [***], and (ii) Ascentage is able to produce [***].

1.16 Termination/Limitations of Minimum Purchase Obligations.

(a) It is understood and agreed that Unity’s obligation to obtain at least fifty percent (50%) of its overall requirements of Licensed Compound and Licensed Product from Ascentage is expressly conditioned upon Ascentage achieving and maintaining [***] with respect to [***] of the manufacture of pharmaceutical products. In the event that Unity determines that it would be preferable to have one or more Third Party manufacturers assume responsibility for the manufacture of the majority (or all) of Unity’s requirements of Licensed Compound and Licensed Product based on such Third Party manufacturer(s) being [***] with

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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respect to [***], then Unity will so inform Ascentage in writing, explaining to Ascentage the basis of its decision and citing the factor(s) with respect to which it has concluded the Third Party manufacturer is [***]. Upon Unity’s delivery to Ascentage of such written notice, the requirement under Section 1.14(b) that Unity obtain at least fifty percent (50%) of its overall requirements from Ascentage of Licensed Compound and Licensed Product shall cease to apply. For clarity, it is understood that Unity’s determination regarding the [***] of a Third Party manufacturer with respect to [***] (i.e., [***] of the manufacture) shall be [***] that it shall [***] to have one or more Third Party manufacturers assume responsibility for the manufacture of the majority (or all) of Unity’s requirements of Licensed Compound and Licensed Product.

(b) It is further agreed that in the event that Unity sublicenses the commercialization of a Licensed Product to a Third Party commercialization partner, notwithstanding anything to the contrary in this Exhibit 4.1, such commercialization partner shall be free to manufacture its requirements of such Licensed Product (including the Licensed Compound contained therein) and that any quantities of Licensed Product and/or Licensed Compound manufactured by or on behalf of such Third Party commercialization partner shall not be taken into account when determining Unity’s overall requirements of Licensed Compound and Licensed Product for purposes of minimum purchase obligation in Section 1.14(b) above.

(c) Upon a Change of Control of Unity, the minimum purchase obligations set forth in Section 1.14(b) shall immediately terminate. As used herein, “Change of Control” means (i) the acquisition of Unity by another entity by means of any transaction or series of related transactions to which Unity is party (including, without limitation, any stock acquisition, reorganization, merger or consolidation but excluding any sale of stock for capital raising purposes) other than a transaction or series of related transactions in which the holders of the voting securities of Unity outstanding immediately prior to such transaction or series of related transactions retain, immediately after such transaction or series of related transactions, as a result of shares in Unity held by such holders prior to such transaction or series of related transactions, at least a majority of the total voting power represented by the outstanding voting securities of Unity or such other surviving or resulting entity (or if Unity or such other surviving or resulting entity is a wholly-owned subsidiary immediately following such acquisition, its parent) or (ii) a sale, lease or other disposition of all or substantially all of the assets of Unity and its subsidiaries taken as a whole by means of any transaction or series of related transactions, except where such sale, lease or other disposition is to a wholly-owned subsidiary of Unity.

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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EXECUTION COPY

CONFIDENTIAL

EXHIBIT 3.4.2

DILIGENCE REQUIREMENTS

Ascentage shall use commercially reasonable efforts to develop and obtain marketing approval for each Compound that it designates as a Development Candidate, and thereafter shall use commercially reasonable efforts to launch and commercialize each such Compound [***].

Without limiting the foregoing, Ascentage agrees that:

•	[***]; and

•	[***].

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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EXHIBIT 6.1

FORM OF STOCK ISSUANCE AGREEMENT;

CAPITALIZATION TABLE FOR UNITY

Part A: Form of Stock Issuance Agreement

UNITY BIOTECHNOLOGY, INC.

RESTRICTED STOCK GRANT AGREEMENT

This Restricted Stock Grant Agreement (the “Agreement”) is made as of [•] by and between Unity Biotechnology, Inc., a Delaware corporation (the “Company”), and Ascentage Pharma Group Corp. Ltd. (the “Grantee”).

In consideration of the mutual covenants and representations set forth below, the Company and Grantee agree as follows:

1. Grant of the Shares. Subject to the terms and conditions of this Agreement, the Company agrees to grant to Grantee, and Grantee agree to acquire from the Company, on the Closing (as defined below) [•] shares of the Company’s Common Stock, $0.0001 par value per share (the “Shares”), as consideration for services to be provided by Grantee to the Company.

2. Closing. The transfer of the Shares shall occur at a closing (the “Closing”) to be held on the date first set forth above, or at any other time mutually agreed upon by the Company and Grantee. The Closing will take place at the principal office of the Company or at such other place as shall be designated by the Company. As promptly after the Closing as practicable, the Company will issue a stock certificate, registered in the name of Grantee, reflecting the Shares.

3. Restrictions on Transfer.

A. Investment Representations and Legend Requirements. The Grantee hereby make the investment representations listed on Exhibit A to the Company as of the date of this Agreement and as of the date of the Closing, and agrees that such representations are incorporated into this Agreement by this reference, such that the Company may rely on them in issuing the Shares. Grantee understand and agree that the Company shall cause the legends set forth below, or substantially equivalent legends, to be placed upon any certificate(s) evidencing ownership of the Shares, together with any other legends that may be required by the Company or by applicable state or federal securities laws:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER SUCH ACT AND/OR APPLICABLE STATE SECURITIES LAWS, OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL OR OTHER EVIDENCE, REASONABLY SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER, A RIGHT OF FIRST REFUSAL, AND A LOCK-UP PERIOD IN THE EVENT OF A PUBLIC OFFERING HELD BY THE ISSUER OR ITS ASSIGNEE(S) AS SET FORTH IN THE RESTRICTED STOCK GRANT AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH TRANSFER RESTRICTIONS, RIGHT OF FIRST REFUSAL AND LOCK-UP PERIOD ARE BINDING ON TRANSFEREES OF THESE SHARES.

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO TRANSFER MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

B. Stop-Transfer Notices. Grantee agree that to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

C. Refusal to Transfer. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any acquirer or other transferee to whom such Shares shall have been so transferred.

D. Lock-Up Period. Grantee hereby agree that Grantee shall not sell, offer, pledge, contract to sell, grant any option or contract to purchase, purchase any option or contract to sell, grant any right or warrant to purchase, lend or otherwise transfer or encumber, directly or indirectly, any Shares or other securities of the Company, nor shall Grantee enter into any swap, hedging or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any Shares or other securities of the Company, during the period from the filing of the first registration statement of the Company filed under the Securities Act of 1933, as amended (the “Securities Act”), that includes securities to be sold on behalf of the Company to the public in an underwritten public offering under the Securities Act through the end of the 180-day period following the effective date of such registration statement (or such other period as may be requested by the Company or the underwriters to accommodate regulatory restrictions on (i) the publication or other distribution of research reports and (ii) analyst recommendations and opinions, including, but not limited to, the restrictions contained in NASD Rule 2711(f)(4) or NYSE Rule 472(f)(4), or any successor provisions or amendments thereto). The obligations described in this section shall not apply to a registration relating solely to employee benefit plans on Form S-1 or Form S-8 or similar forms that may be promulgated in the future, or a registration relating solely to a transaction on Form S-4 or similar forms that may be promulgated in the future. Grantee further agree, if so requested by the Company or any representative of its underwriters, to enter into such underwriter’s standard form of “lockup” or “market standoff” agreement in a form satisfactory to the Company and such underwriter. The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of any such restriction period.

4. Company’s Right of First Refusal. Before any Shares acquired by the Grantee pursuant to this Agreement (or any beneficial interest in such Shares) may be sold, transferred, encumbered or otherwise disposed of in any way (whether by operation of law or otherwise) by the Grantee or any subsequent transferee (each a “Holder”), such Holder must first offer such Shares or beneficial interest to the Company and/or its assignee(s) as follows:

A. Notice of Proposed Transfer. The Holder shall deliver to the Company a written notice stating: (i) the Holder’s bona fide intention to sell or otherwise transfer the Shares; (ii) the name of each proposed transferee; (iii) the number of Shares to be transferred to each proposed transferee; (iv) the bona fide cash price or other consideration for which the Holder proposes to transfer the Shares; and (v) that by delivering the notice, the Holder offers all such Shares to the Company and/or its assignee(s) pursuant to this section and on the same terms described in the notice.

B. Exercise of Right of First Refusal. At any time within 30 days after receipt of the Holder’s notice, the Company and/or its assignee(s) may, by giving written notice to the Holder, elect to purchase all, but not less than all, of the Shares proposed to be transferred to any one or more of the proposed transferees, at the purchase price determined in accordance with Section 4.C.

C. Purchase Price. The purchase price for the Shares purchased by the Company and/or its assignee(s) under this section shall be the price listed in the Holder’s notice. If the price listed in the Holder’s notice includes consideration other than cash, the cash equivalent value of the non-cash consideration shall be determined by the Board of Directors of the Company in its sole discretion.

D. Payment. Payment of the purchase price shall be made, at the option of the Company and/or its assignee(s), in cash (by check), by cancellation of all or a portion of any outstanding indebtedness of the Holder to the Company and/or its assignee(s), or by any combination thereof within 30 days after receipt by the Company of the Holder’s notice (or at such later date as is called for by such notice).

E. Holder’s Right to Transfer. If all of the Shares proposed in the notice to be transferred to a given proposed transferee are not purchased by the Company and/or its assignee(s) as provided in this section, then the Holder may sell or otherwise transfer such Shares to that proposed transferee; provided that: (i) the transfer is made only on the terms provided for in the notice, with the exception of the purchase price, which may be either the price listed in the notice or any higher price; (ii) such transfer is consummated within 60 days after the date the notice is delivered to the Company; (iii) the transfer is effected in accordance with any applicable securities laws, and if requested by the Company, the Holder shall have delivered an opinion of counsel acceptable to the Company to that effect; and (iv) the proposed transferee agrees in writing to receive and hold the Shares so transferred subject to all of the provisions of this Agreement, including but not limited to this section, and there shall be no further transfer of such Shares except in accordance with the terms of this section. If any Shares described in a notice are not transferred to the proposed transferee within the period provided above, then before any such Shares may be transferred, a new notice shall be given to the Company, and the Company and/or its assignees shall again be offered the right of first refusal described in this section.

F. Exception for Certain Family Transfers. Notwithstanding anything to the contrary contained elsewhere in this section, the transfer of any or all of the Shares during the Holder’s lifetime or on the Holder’s death by will or intestacy to (i) the Holder’s spouse; (ii) the Holder’s lineal descendants or antecedents, siblings, aunts, uncles, cousins, nieces and nephews (including adoptive relationships and step relationships), and their spouses; (iii) the lineal descendants or antecedents, siblings, cousins, aunts, uncles, nieces and nephews of Holder’s spouse (including adoptive relationships and step relationships), and their spouses; and (iv) a trust or other similar estate planning vehicle for the benefit of the Holder or any such person, shall be exempt from the provisions of this section; provided that, in each such case, the transferee agrees in writing to receive and hold the Shares so transferred subject to all of the provisions of this Agreement, including but not limited to this section, and there shall be no further transfer of such Shares except in accordance with the terms of this section; and provided further, that without the prior written consent of the Company, which may be withheld in the sole discretion of the Company, no more than three transfers may be made pursuant to this section, including all transfers by the Holder and all transfers by any transferee.

G. Termination of Right of First Refusal. The right of first refusal contained in this section shall terminate as to all Shares acquired hereunder upon the earlier of: (i) the closing date of the first sale of Common Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act, and (ii) the closing date of a Change of Control pursuant to which the holders of the outstanding voting securities of the Company receive securities of a class registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended. For purposes of this Agreement, a “Change of Control” means either: (i) the acquisition of the

Company by another entity by means of any transaction or series of related transactions (including, without limitation, any reorganization, merger or consolidation or stock transfer, but excluding any such transaction effected primarily for the purpose of changing the domicile of the Company), unless the Company’s stockholders of record immediately prior to such transaction or series of related transactions hold, immediately after such transaction or series of related transactions, at least 50% of the voting power of the surviving or acquiring entity (provided that the sale by the Company of its securities for the purposes of raising additional funds shall not constitute a Change of Control hereunder); or (ii) a sale of all or substantially all of the assets of the Company.

5. General Provisions.

A. Choice of Law. This Agreement shall be governed by the internal substantive laws, but not the choice of law rules, of the State of California.

B. Integration. This Agreement, including all exhibits hereto, represents the entire agreement between the parties with respect to the acquisition of the Shares by the Grantee and supersedes and replaces any and all prior written or oral agreements regarding the subject matter of this Agreement including, but not limited to, any representations made during any interviews, relocation discussions or negotiations whether written or oral.

C. Notices. Any notice, demand, offer, request or other communication required or permitted to be given by either the Company or the Grantee pursuant to the terms of this Agreement shall be in writing and shall be deemed effectively given the earlier of (i) when received, (ii) when delivered personally, (iii) one business day after being delivered by facsimile (with receipt of appropriate confirmation), (iv) one business day after being deposited with an overnight courier service or (v) four days after being deposited in the U.S. mail, First Class with postage prepaid and return receipt requested, and addressed to the parties at the addresses provided to the Company (which the Company agrees to disclose to the other parties upon request) or such other address as a party may request by notifying the other in writing.

D. Successors. Any successor to the Company (whether direct or indirect and whether by purchase, merger, consolidation, liquidation or otherwise) to all or substantially all of the Company’s business and/or assets shall assume the obligations under this Agreement and agree expressly to perform the obligations under this Agreement in the same manner and to the same extent as the Company would be required to perform such obligations in the absence of a succession. For all purposes under this Agreement, the term “Company” shall include any successor to the Company’s business and/or assets which executes and delivers the assumption agreement described in this section or which becomes bound by the terms of this Agreement by operation of law. Subject to the restrictions on transfer set forth in this Agreement, this Agreement shall be binding upon Grantee and their heirs, executors, administrators, successors and assigns.

E. Assignment; Transfers. Except as set forth in this Agreement, this Agreement, and any and all rights, duties and obligations hereunder, shall not be assigned, transferred, delegated or sublicensed by the Grantee without the prior written consent of the Company. Any attempt by the Grantee without such consent to assign, transfer, delegate or sublicense any rights, duties or obligations that arise under this Agreement shall be void. Except as set forth in this Agreement, any transfers in violation of any restriction upon transfer contained in any section of this Agreement shall be void, unless such restriction is waived in accordance with the terms of this Agreement.

F. Waiver. Either party’s failure to enforce any provision of this Agreement shall not in any way be construed as a waiver of any such provision, nor prevent that party from thereafter enforcing any other provision of this Agreement. The rights granted both parties hereunder are cumulative and shall not constitute a waiver of either party’s right to assert any other legal remedy available to it.

G. Grantee Investment Representations and Further Documents. The Grantee agree upon request to execute any further documents or instruments necessary or reasonably desirable in the view of the Company to carry out the purposes or intent of this Agreement, including (but not limited to) the applicable exhibits and attachments to this Agreement.

H. Severability. Should any provision of this Agreement be found to be illegal or unenforceable, the other provisions shall nevertheless remain effective and shall remain enforceable to the greatest extent permitted by law.

I. Rights as Stockholder. Subject to the terms and conditions of this Agreement, Grantee shall have all of the rights of a stockholder of the Company with respect to the Shares from and after the date that Grantee deliver a fully executed copy of this Agreement (including the applicable exhibits and attachments to this Agreement) and full payment for the Shares to the Company, and until such time as Grantee dispose of the Shares in accordance with this Agreement. Upon such transfer, Grantee shall have no further rights as a holder of the Shares so purchased except (in the case of a transfer to the Company) the right to receive payment for the Shares so purchased in accordance with the provisions of this Agreement, and Grantee shall forthwith cause the certificate(s) evidencing the Shares so purchased to be surrendered to the Company for transfer or cancellation.

J. Adjustment for Stock Split. All references to the number of Shares and the purchase price of the Shares in this Agreement shall be adjusted to reflect any stock split, stock dividend or other change in the Shares which may be made after the date of this Agreement.

K. Reliance on Counsel and Advisors. Grantee acknowledge that Wilson Sonsini Goodrich & Rosati, Professional Corporation, is representing only the Company in this transaction. Grantee acknowledges that he or she has had the opportunity to review this Agreement, including all attachments hereto, and the transactions contemplated by this Agreement with his or her own legal counsel, tax advisors and other advisors. Grantee are relying solely on his or her own counsel and advisors and not on any statements or representations of the Company or its agents for legal or other advice with respect to this investment or the transactions contemplated by this Agreement.

L. Counterparts. This Agreement may be executed in one or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same agreement. Facsimile copies of signed signature pages shall be binding originals.

(Signature page follows)

The parties represent that they have read this Agreement in its entirety, have had an opportunity to obtain the advice of counsel prior to executing this Agreement and fully understand this Agreement.

COMPANY:

UNITY BIOTECHNOLOGY, INC.

By:
Name: Dr. Nathaniel E. David
Title: President and Chief Executive Officer

[Signature Page to Restricted Stock Grant Agreement]

The parties represent that they have read this Agreement in its entirety, have had an opportunity to obtain the advice of counsel prior to executing this Agreement and fully understand this Agreement. The Grantee agrees to notify the Company of any change in its address below.

GRANTEE:

ASCENTAGE PHARMA GROUP CORP. LTD.

Name:
Title:

Address:

11/F, AXA Centre

Gloucester Road,

Wanchai Hong Kong

[Signature Page to Restricted Stock Grant Agreement]

EXHIBIT A

INVESTMENT REPRESENTATION STATEMENT

GRANTEE :	ASCENTAGE PHARMA GROUP CORP. LTD.

COMPANY :	UNITY BIOTECHNOLOGY, INC.

SECURITY :	COMMON STOCK

AMOUNT :	[•] SHARES

DATE :	[•]

In connection with the acquisition of the above-listed shares, I, each of the undersigned, represent to the Company as follows:

1. The Company may rely on these representations. I understand that the Company’s sale of the shares to me has not been registered under the Securities Act of 1933, as amended (the “Securities Act”), because the Company believes, relying in part on my representations in this document, that an exemption from such registration requirement is available for such sale. I understand that the availability of this exemption depends upon the representations I am making to the Company in this document being true and correct.

2. I am purchasing for investment. I am purchasing the shares solely for investment purposes, and not for further distribution. My entire legal and beneficial ownership interest in the shares is being acquired and shall be held solely for my account, except to the extent I intend to hold the shares jointly with my spouse. I am not a party to, and do not presently intend to enter into, any contract or other arrangement with any other person or entity involving the resale, transfer, grant of participation with respect to or other distribution of any of the shares. My investment intent is not limited to my present intention to hold the shares for the minimum capital gains period specified under any applicable tax law, for a deferred sale, for a specified increase or decrease in the market price of the shares, or for any other fixed period in the future.

3. I can protect my own interests. I can properly evaluate the merits and risks of an investment in the shares and can protect my own interests in this regard, whether by reason of my own business and financial expertise, the business and financial expertise of certain professional advisors unaffiliated with the Company with whom I have consulted, or my preexisting business or personal relationship with the Company or any of its officers, directors or controlling persons.

4. I am informed about the Company. I am sufficiently aware of the Company’s business affairs and financial condition to reach an informed and knowledgeable decision to acquire the shares. I have had opportunity to discuss the plans, operations and financial condition of the Company with its officers, directors or controlling persons, and have received all information I deem appropriate for assessing the risk of an investment in the shares.

5. I recognize my economic risk. I realize that the acquisition of the shares involves a high degree of risk, and that the Company’s future prospects are uncertain. I am able to hold the shares indefinitely if required, and am able to bear the loss of my entire investment in the shares.

6. I know that the shares are restricted securities. I understand that the shares are “restricted securities” in that the Company’s sale of the shares to me has not been registered under the Securities Act in reliance upon an exemption for non-public offerings. In this regard, I also understand and agree that:

A. I must hold the shares indefinitely, unless any subsequent proposed resale by me is registered under the Securities Act, or unless an exemption from registration is otherwise available (such as Rule 144);

B. the Company is under no obligation to register any subsequent proposed resale of the shares by me; and

C. the certificate evidencing the shares will be imprinted with a legend which prohibits the transfer of the shares unless such transfer is registered or such registration is not required in the opinion of counsel for the Company.

7. I am familiar with Rule 144. I am familiar with Rule 144 adopted under the Securities Act, which in some circumstances permits limited public resales of “restricted securities” like the shares acquired from an issuer in a non-public offering. I understand that my ability to sell the shares under Rule 144 in the future is uncertain, and may depend upon, among other things: (i) the availability of certain current public information about the Company; (ii) the resale occurring more than a specified period after my acquisition and full payment (within the meaning of Rule 144) for the shares; and (iii) if I am an affiliate of the Company (A) the sale being made in an unsolicited “broker’s transaction”, transactions directly with a market maker or riskless principal transactions, as those terms are defined under the Securities Exchange Act of 1934, as amended, (B) the amount of shares being sold during any three-month period not exceeding the specified limitations stated in Rule 144, and (C) timely filing of a notice of proposed sale on Form 144, if applicable.

8. I know that Rule 144 may never be available. I understand that the requirements of Rule 144 may never be met, and that the shares may never be saleable under the rule. I further understand that at the time I wish to sell the shares, there may be no public market for the Company’s stock upon which to make such a sale, or the current public information requirements of Rule 144 may not be satisfied, either of which may preclude me from selling the shares under Rule 144 even if the relevant holding period had been satisfied.

9. I know that I am subject to further restrictions on resale. I understand that in the event Rule 144 is not available to me, any future proposed sale of any of the shares by me will not be possible without prior registration under the Securities Act, compliance with some other registration exemption (which may or may not be available), or each of the following: (i) my written notice to the Company containing detailed information regarding the proposed sale, (ii) my providing an opinion of my counsel to the effect that such sale will not require registration, and (iii) the Company notifying me in writing that its counsel concurs in such opinion. I understand that neither the Company nor its counsel is obligated to provide me with any such opinion. I understand that although Rule 144 is not exclusive, the Staff of the SEC has stated that persons proposing to sell private placement securities other than in a registered offering or pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.

10. I know that I may have tax liability due to the uncertain value of the shares. I understand that the Board of Directors believes its valuation of the shares represents a fair appraisal of their worth, but that it remains possible that, with the benefit of hindsight, the Internal Revenue Service may successfully assert that the value of the shares on the date of my acquisition is substantially greater than the Board’s appraisal. I understand that any additional value ascribed to the shares by such an IRS determination will constitute ordinary income to me as of the acquisition date, and that any additional taxes and interest due as a result will be my sole responsibility payable only by me, and that the Company need not and will not reimburse me for that tax liability.

11. Non-U.S. Investor. If I am not a United States person, I hereby represents that I am satisfied as to the full observance of the laws of my jurisdiction in connection with any invitation to receive the shares issuable pursuant to this Agreement, or any use of this Agreement, including (i) the legal requirements within my jurisdiction for the acquisition of the shares pursuant to this Agreement, (ii) any foreign exchange restrictions applicable to such receipt or transfer, (iii) any governmental or other consents that may need to be obtained and (iv) the income tax and other tax consequences, if any, that may be relevant to the acquisition, holding, redemption, sale or transfer of such securities. My subscription for, and my continued beneficial ownership of the shares will not violate any applicable securities or other laws of my jurisdiction.

12. Principal Place of Business. The address of my principal place of business is set forth on the signature page below.

By signing below, the undersigned acknowledge their agreement with each of the statements contained in this Investment Representation Statement as of the date first set forth above, and their intent for the Company to rely on such statements in issuing the shares to me.

ASCENTAGE PHARMA GROUP CORP. LTD.

Address of Grantee’ Principal Place of Business:

11/F AXA Centre

Gloucester Road,

Wanchai Hong Kong

Part B: Capitalization Table

[***]

[Signature Page to Restricted Stock Grant Agreement]

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.